UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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TESCO CORPORATION

NOTICE OF 2017 ANNUAL GENERAL MEETING AND PROXY STATEMENT

TESCO CORPORATION
NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

The 2017 Annual General Meeting of Shareholders (the "Meeting") of Tesco Corporation (“TESCO” or the "Corporation") will be held:

May 16, 2017
11:00 a.m. (Central Time)
The Westin Houston, Memorial City Hotel, 945 Gessner Road, Houston, Texas, 77024, USA .

The items of business are to:

1.	receive the consolidated financial statements for the year ended December 31, 2016 and the report of the auditors thereon;

2.	elect directors for the ensuing year or until their successors are elected or appointed ("Proposal One");

3.	appoint Ernst & Young LLP as our independent auditors to hold office until the next annual general meeting of the shareholders ("Proposal Two");

4.	approve, on a non-binding advisory basis, the 2016 named executive officer compensation ("Proposal Three");

5.	approve, on a non-binding advisory basis, the frequency, in future years, of an advisory vote on the compensation to the Named Executive Officers ("Proposal Four"); and

6.	approve the Tesco Corporation 2017 Long-Term Incentive Plan ("Proposal Five"); and

7.	transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Only shareholders of record of Corporation common stock (NASDAQ: TESO) at the close of business on March 22, 2017 will be entitled to notice of, and to vote at, the Meeting, except that a transferee of Common Shares after such record date may, not later than ten days before the Meeting, establish a right to vote at the Meeting by providing evidence of ownership of Common Shares and demanding that his or her name be placed on the shareholder list for the Meeting in place of the transferor.

DATED at Houston, Texas this 27th day of March, 2017.
By Order of the Board of Directors

/s/ Christopher L. Boone
Christopher L. Boone
Senior Vice President and Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for the Meeting
The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.proxyvote.com.

Your Vote is Important
Please vote as promptly as possibly by using the Internet or telephone or by signing, dating, and returning the Proxy Card mailed to those who receive paper copies of this proxy statement.

Tesco Corporation (11330 Clay Road, Suite 350, Houston, Texas 77041, USA) is providing you with this proxy statement relating to its 2017 Annual General Meeting of Shareholders. On March 31, 2017, we will begin mailing a notice containing instructions on how to access this proxy statement and our annual report online, and we also will begin mailing a full set of the proxy materials and annual report to shareholders who had previously requested delivery of the materials in paper copy or who are registered shareholders. References to "TESCO" or "the Corporation" in this Proxy Statement refer to Tesco Corporation and, as applicable, its consolidated subsidiaries.

PROXY STATEMENT
EXECUTIVE SUMMARY
This executive summary highlights information contained elsewhere in this proxy statement or in the Corporation’s Annual Report for the year ended December 31, 2016 (the "Annual Report"). You should read the entire proxy statement and the Annual Report carefully before voting.
Annual General Meeting of Shareholders

• Time and Date:	11:00 a.m. (Central Time); May 16, 2017
• Place:	The Westin Houston, Memorial City Hotel, 945 Gessner, Houston, Texas, 77024, USA
• Record Date:	March 22, 2017
• Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Voting Matters

Matter	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	FOR EACH DIRECTOR NOMINEE	33
Appoint Ernst & Young LLP as our Independent Auditors for 2017	FOR	35
Non-Binding Advisory Vote to Approve 2016 Named Executive Officer Compensation	FOR	35
Non-Binding Advisory Vote to Approve Frequency of Vote on Executive Compensation	FOR	36
Approve Tesco Corporation 2017 Long-Term Incentive Plan	FOR	36

Proposal One: Board of Directors Nominees
Each individual is nominated for election to serve terms expiring at the close of the 2018 annual meeting of shareholders or until his or her successor is elected and qualified.

Name and Occupation	Age	Director Since	Experience/Qualification	Independent	Committee Assignment(s)	Current Other Public Directorships
Fernando R. Assing President and Chief Executive Officer of the Corporation	51	2014	•Engineering •Industry •International •Leadership •Technology
John P. Dielwart Independent Businessman	64	2014	•Industry •International •Leadership •Public Policy •Technology	☑	•Audit •Compensation (Chair)	•ARC Resources Ltd. •Denbury Resources Inc. •TransAlta Corporation
R. Vance Milligan, Q.C., ICD.D Retired Partner, Bennett Jones LLP, Barristers & Solicitors	65	2006	•Corporate Governance •Industry •Leadership •Public Policy	☑	•Compensation •Corporate Governance & Nominating (Chair)	•Newalta Corporation

Name and Occupation	Age	Director Since	Experience/Qualification	Independent	Committee Assignment(s)	Current Other Public Directorships
Douglas R. Ramsay Independent Businessman	61	2016	•Finance •Leadership •Industry •International •Technology •Human Resources •Public Policy	☑	•Compensation •Corporate Governance & Nominating	•Cal Frac Well Services Ltd.
Rose M. Robeson Independent Businesswoman	56	2015	•Accounting •Finance •Human Resources •Industry •Leadership	☑	•Audit •Compensation	•SM Energy Company
Elijio V. Serrano Senior Vice President and Chief Financial Officer of TETRA Technologies	59	2014	•Accounting •Finance •Leadership •Industry •International •Technology	☑	•Audit (Chair) •Corporate Governance & Nominating
Michael W. Sutherlin Independent Businessman	70	2012; 2002- 2011	•Finance •Industry •International •Leadership •Public Policy •Technology	☑	Chairman and ex-officio member of all committees	•Peabody Energy Corp. •Schnizter Steel Industries, Inc.
Attendance
Each of our current directors attended at least seventy-five percent (75%) of the applicable Board and committee meetings in 2016.
Corporate Governance Highlights
To maintain our valuable reputation, and to build on our success, we must conduct our business in a manner that is both legal and ethical, consistent with prevailing best practices. The Board believes that effective corporate governance is an integral part of our corporate culture and will enable us to achieve our long-term strategic goals. Good corporate governance is a priority at TESCO.
Corporate Governance highlights include:

•	6 of 7 Director Nominees are Independent;	•	No Poison Pill;
•	Annual Election of All Directors;	•	No Compensation Committee Interlocks;
•	Majority Voting in Director Elections;	•	Annual Review of Key Corporate Policies and all Board Policies;
•	Independent Chairman;	•	Regular Succession Planning of Key Executive Officers and All Directors;
•	Structured Process for Board Risk Oversight;	•	Minimum Equity Holding Requirements for Directors and Executive Officers; and
•	Active Shareholder Outreach;	•	Prohibition on Hedging and Pledging of our Equity by Directors, Officers, and Employees.
Proposal Two: Appointment of Independent Auditors
In conformity with the Alberta Business Corporations Act, we are asking our shareholders to appoint Ernst & Young LLP as our independent registered public accounting firm for 2017.
Proposal Three: Executive Compensation Advisory Vote
We are asking our shareholders to approve on a non-binding, advisory basis our 2016 named executive officer ("NEO") compensation. The Board recommends a FOR vote because it believes that our compensation policies and practices are effective in achieving the Corporation's goals of (i) attracting, retaining, and motivating executive officers who perform at a high level, (ii) aligning the executives’ interests with those of our shareholders, and (iii) encouraging short-term and long-term focus, with an emphasis on avoiding excessive risk-taking. NEO compensation reflects amounts of cash and long-term equity incentive compensation consistent with the Corporation's results and performance despite continuing market challenges impacting the natural gas and oil industry.
Executive Compensation Highlights
We aim to design our executive compensation programs for our named executive officers ("NEOs") to drive performance that aligns with our shareholders' long-term interests. Highlights include:

•	Using performance-based (versus time-based) equity awards for the majority of our long-term incentive awards to our CEO, CFO, and COO.
•	Employment agreements limited to the CEO, CFO, and COO.
•	Including double-trigger change of control provisions in all NEO employment agreements.
•	No excise tax gross-ups provided in any employment agreement.
•	Reviewing at least biennially the executive compensation program's design, and market competitiveness, as well as prevailing market best practices.
•	Periodically reviewing our compensation program to minimize features that may encourage undue risk-taking.
•	No re-pricing of underwater stock options.
•	Maintaining share ownership requirements for directors and executive officers, reinforcing our strong focus on executive stock ownership and shareholder alignment.
•	Board committees consist entirely of independent directors.
Significant Pay Features and Actions Taken in 2016

•	No Salary Increases to NEOs. No NEO received a salary increase in 2016.
•	No Increase in Fees Paid to Directors. No increase in compensation to Non-Employee Board members in 2016.
•
No Payouts Under 2016 Short-Term Incentive Program. Under the terms of the 2016 Short-Term Incentive Program ("STIP"), no payouts were made to any participant because of the Corporation's negative Adjusted EBITDA for 2016.

•
PSU metrics. For the equity awards granted in November 2016, performance is measured by relative total shareholder return measured over a three-year performance period compared to a newly adopted performance peer group.

•	No Options Granted in 2016. No options were granted in 2016 to any participant.
•	RSUs: Awards time-vest annually over a three-year period.
•	No Perquisites. There were no perquisites for executive officers except benefits to Mr. Niedermaier, per his foreign assignment.
•	No Excise Tax Gross-Ups. No tax gross-ups are provided by any employment agreement.
Executive Compensation Elements

Type	Form	Awards and Terms
Cash	•Base Salary	•Adjustments considered annually based on performance review and competitive trends.
	•Short Term Non-Equity Incentives	•Awards considered annually based on the achievement of (i) corporate financial performance objectives, and (ii) personal performance objectives.
Equity	•Restricted Stock Units	•Awards considered annually based on performance review; vest ratably over period of three years to incentivize future performance and retain talent.
•Performance Stock Units
•Awards considered annually based on performance review and the achievement of long-term objectives. Performance is measured over a three-year period and cliff-vest within four months thereafter; we believe that by measuring performance over a three-year period that these awards better align our long-term performance and shareholder value creation.

Perquisites		As of April 2015, all perquisites to executive officers were discontinued other than certain benefits to executive officers with foreign assignments.
Equity Awards to Named Executive Officers in 2016
The Corporation made its annual grant of long-term incentive awards in November 2016. The PSU awards granted in November 2016 are tied to the Corporation's share price performance over the three-year performance period covering the years 2017 through 2019. The Board approved all awards after considering the results of the last shareholder say-on-pay vote.

2016 Target Total Direct Compensation Mix for the Chief Executive Officer
55.0% of CEO target compensation is considered performance-based (e.g. Short-Term Non-Equity Incentives and Performance-Based Stock Units), shown in green below. Furthermore, over 80% of the CEO's target compensation is tied to company, individual, and/or stock price performance.
2016 Named Executive Officer Compensation Mix
The Corporation's performance in challenging market conditions in 2016 is reflected in the compensation granted to our NEOs, as described in the "Compensation Discussion and Analysis" section of this proxy statement. Below is a table summarizing the key elements of our NEO compensation. For greater detail on all NEO compensation paid in 2016, please refer to the "Summary Compensation Table" in this proxy statement.

	Salary at Year-End (*)	2016 Equity Grant	2016 Cash Bonus
Fernando R. Assing	$463,125	$1,550,310	$—
Christopher L. Boone	$324,188	$516,770	$—
John T. Gatlin	$325,000	$510,600	$—
Michael J. Niedermaier	$204,750	$186,690	$—
Michael E. Irausquin(**)	$215,000	$186,690	$—
Thomas B Sloan Jr.	$194,513	$186,690	$—
(*) Reflects the annual base salary applicable to each executive at December 31, 2016. Except for Mr. Gatlin, who was appointed an officer in November 2016, the final salaries reflect the impact of base salary reductions taken between 2015 and 2016 in line with employees managed by the NEO.
(**) Mr. Irausquin separated from the Corporation on January 31, 2017.
Proposal Four: Frequency of Executive Compensation Advisory Vote
We are asking our shareholders to approve, on a non-binding, advisory basis, that we hold a vote annually to approve the compensation to our named executive officers.
Proposal Five: Approve Tesco Corporation 2017 Long-Term Incentive Plan
We are asking our shareholders to approve the Tesco Corporation 2017 Long-Term Incentive Plan (the "Plan") to effectively replace the existing equity plan that expires in May 2017. We are asking you to approve the Plan, which will make 3,000,000 shares of our Common Stock available for the granting of awards under compensatory arrangements and incentives permitted by the Plan. Based on our historic and projected future usage patterns, the Compensation Committee estimates that the shares available under the Plan will be sufficient to provide grants for the next two years.

PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership, Composition, and Independence
Our business is managed through the oversight and direction of our Board. The Board has an independent chairman (the “Chairman”), Mr. Sutherlin, with more than three-quarters of the current Board members (eight of the nine directors) being independent under the rules of The Nasdaq Stock Market (“Nasdaq”).
Members of the Board are kept informed of our business (i) through regular access to our Chairman, Chief Executive Officer, and other officers, as may be required, (ii) by reviewing materials provided to them, and (iii) by participating in meetings of the Board and its committees. Independent directors meet regularly without management representatives as further described below, under “Meetings of the Board and Committees.” Each director must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest.

The Board separates the role of Chairman from the role of Chief Executive Officer because it believes that this currently provides the most efficient and effective leadership model for the Corporation. Our Board has reviewed the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board has determined that Ms. Robeson and Messrs. Dyment, Dielwart, Kott, Milligan, Ramsay, Serrano, and Sutherlin are independent directors under the rules of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), Nasdaq, and National Instrument 58-101, Disclosure of Corporate Governance Practices of the Canadian Securities Administrators (“NI 58-101”). Mr. Assing is not considered independent because he serves as the President and Chief Executive Officer of the Corporation. Our Board’s independence determinations are based on information provided by our directors and discussions among our officers, directors, and external legal advisers.

Board Committees
The standing committees of the Board are the (i) Audit Committee, (ii) Compensation Committee, and (iii) Corporate Governance and Nominating Committee. Each of these committees has a written charter approved by the Board and available on our website at www.tescocorp.com by selecting “Investor Relations” and then “Corporate Governance.” Mr. Sutherlin periodically attends meetings of the Board committees as an ex officio member by virtue of his position as Chairman, but is not entitled to vote at such meetings.
Audit Committee
Our Audit Committee currently consists of Ms. Robeson and Messrs. Dielwart, Kott, and Serrano. Mr. Serrano serves as Chair of the Audit Committee. The Board has determined that all current members of the Audit Committee are “independent” for purposes of the Exchange Act, Nasdaq, and as that term is defined in National Instrument 52-110 Audit Committees of the Canadian Securities Administrators (“NI 52-110”). This committee’s purpose is to represent and assist the Board with overseeing the integrity of the Corporation’s accounting and financial reporting process (including related internal controls) and the audits of the Corporation's financial statements. The Audit Committee regularly reports on its activities to the Board.

Our Board has determined that Ms. Robeson and Messrs. Kott and Serrano are each an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act, and all of the members of the Audit Committee are “financially literate” as that term is defined in NI 52-110. The Board has further determined that each member of the Audit Committee possesses sufficient education and background to perform his or her duties on the Audit Committee. Specifically:

•
Mr. Dielwart served as the chief executive officer of ARC Resources Ltd., a Canadian publicly listed company, for sixteen years during which time he had extensive experience actively supervising the finance and accounting functions and public accountants. He currently serves on the audit committee of TransAlta Corporation.

•
Mr. Kott holds an MBA degree in Finance from the Wharton Business School of the University of Pennsylvania. He is a Certified Public Accountant (inactive) and the former Senior Vice President and Chief Financial Officer of Global Marine Inc. Mr. Kott previously served on the following audit committees: NS Group (2001-2004) and Friede Goldman Halter (2002-2003).

•
Ms. Robeson holds a B.S degree in Accounting from Northwest Missouri State University. She is a Certified Public Accountant (inactive) and the former Senior Vice President and CFO of DCP Midstream Partners. Ms. Robeson currently serves Chair of the audit committee of SM Energy Company and previously served on the audit committee of American Midstream Partners from June 2014 until June 2016.

•
Mr. Serrano is the chief financial officer of TETRA Technologies, Inc. (NYSE: TTI) and its publicly traded subsidiary, CSI Compressco L.P. (NASDAQ: CCLP). He is a Certified Public Accountant (inactive) and previously served as the chief financial officer of UniversalPegasus International, Paradigm Ltd., and EGL, Inc. He has over thirty years of accounting and finance experience.

Compensation Committee
Our Compensation Committee currently consists of Ms. Robeson and Messrs. Kott, Dielwart, Milligan, and Ramsay. Mr. Dielwart serves as Chair of the committee. The Board has determined that all of the directors on the committee are “independent” for purposes of the Nasdaq rules and under NI 58-101. The Compensation Committee’s purpose is to assist the Board in its oversight responsibilities relating to compensation matters, including the review and determination of compensation to be paid to executive officers and directors and the review and approval of compensation disclosure that may be required in accordance with applicable legal requirements. The Compensation Committee regularly reports on its activities to the Board.

The Compensation Committee makes determinations regarding the Corporation’s compensation policies, including: salaries, short- and long-term cash and equity incentive compensation, bonuses, and benefits. The Board has delegated authority to the committee to set compensation for the Chief Executive Officer and the other executive officers of the Corporation. The Board has further determined that each member of the Compensation Committee possesses sufficient education and background to perform his duties on the committee. Specifically:

•	Mr. Kott served in positions overseeing human resources matters for over thirty years. He has previously served on the compensation committees of Friede Goldman Halter and NS Group.

•	Mr Dielwart served as the chief executive officer of ARC Resources Ltd., a Canadian publicly listed company, for sixteen years during which time he oversaw the management of human resources matters.

•
Mr. Milligan has experience as Department Head of the Corporate/Commercial Department of the international law firm of Bennett Jones LLP, as well as extensive experience negotiating executive employment agreements. He previously served on the compensation committee of Newalta Corporation.

•
Mr. Ramsay served as the chief executive officer of Cal Frac Well Services Ltd., a Canadian publicly listed company, for fourteen years during which time he oversaw the management of human resources matters.

•
Ms. Robeson has experience overseeing human resources and compensation matters as member of the executive management team of DCP Midstream Partners and her Board experience with both SM Energy Company and prior experience with American Midstream Partners, LP.

For more information regarding the Corporation’s policies and procedures for the consideration and determination of executive compensation, see below under the caption “Compensation Discussion & Analysis.”

Corporate Governance and Nominating Committee ("CGN Committee")
The CGN Committee consists of Messrs. Milligan, Dyment, Ramsay, and Serrano. Mr. Milligan serves as the Chair of the committee. The Board has determined that all of the committee members are “independent” for purposes of the Nasdaq rules and under NI 58-101.

The committee’s purpose is to develop and review the Corporation’s approach to corporate governance and make recommendations to the Board in respect of such matters. The committee is also charged with identifying and recommending qualified Board candidates. The CGN Committee regularly reports to the Board on its activities. The Board has determined that each member of the CGN Committee possesses sufficient education and background to perform his duties on the committee.

Meetings of the Board and Committees
The independent directors hold at least four regularly scheduled meetings each year, which include an in camera session to which the non-independent directors and members of management do not attend. In 2016, the independent directors held ten (10) such meetings. Each committee also meets in the absence of management representatives at least four times per year. During 2016, each director standing for re-election attended at least seventy-five percent (75%) of the combined applicable Board meetings and committee meetings.
The Board's Director Attendance Policy states that a director is expected to spend the time and effort necessary to properly discharge such director's responsibilities. Accordingly, a director is expected to regularly attend, in person if at all practicable, meetings of the Board and committees on which such director sits, with the understanding that on occasion a director may by unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting. In keeping with our corporate governance principles, the Director Attendance Policy also stipulates that directors are expected to attend the annual general meeting in person. If a director is unable to attend the annual general meeting, he is expected to provide advance notice to the Chairman. All directors serving at that time attended in person the 2016 annual general meeting of shareholders.

		Committees
	Board	Audit	Compensation	CGN
Meetings held in 2016	10	5	4	5

Directors	Cumulative Attendance (%)
Michael W. Sutherlin[1]	100%
John P. Dielwart	100%
Fred J. Dyment	100%
Gary L. Kott	100%
R. Vance Milligan, Q.C., ICD.D	100%
Douglas Ramsay[3]	100%
Rose Robeson	100%
Elijio V. Serrano	95%
Fernando R. Assing[2]	100%

(1)
As Chairman of the Board, Mr. Sutherlin periodically attended meetings of the committees in ex-officio status. Mr. Sutherlin's attendance at those meetings is not recorded here as he is not a voting member of those committees.

(2)	As the Corporation’s Chief Executive Officer, Mr. Assing periodically attends meetings of the Board’s committees at their invitation. Only Mr. Assing's Board meeting attendance is reflected here.

(3)	Mr. Ramsay joined the Board on November 30, 2016 and attended the sole Board meeting held thereafter.

Other Public Company Directorships
Several of our directors are also directors of other reporting issuers (or the equivalent) in the United States and Canada. Current directorships, and directorships held within the last five years, are disclosed with each director’s biographical information on the preceding and the following pages. As per the Board's Outside Commitments Policy, directors are encouraged to limit the number of other boards on which they serve, having regard to Corporation's Director Attendance Policy and their effective participation in Board and committee meetings. Directors must notify the Chair of the CGN Committee in a timely fashion before accepting an invitation to serve on the board of directors of another company or equivalent entity (excluding charitable organizations). Directors are expected to act in accordance with the CGN Committee's recommendation. In the event the Chair of the CGN Committee wishes to accept an invitation to serve on the board of directors of another company, he must seek the approval of the Chairman of the Board.

Charter of the Board
A copy is available on our website at www.tescocorp.com by selecting “Investor Relations,” then “Corporate Governance.”
Position Descriptions
The Board has adopted position descriptions for the Board Chairman and the Chair of each of the Audit Committee, Compensation Committee, and CGN Committee. The primary role of the Chair of each committee is to ensure that each committee is organized properly, functions effectively, and meets its obligations and responsibilities. The Chair of the Audit Committee also maintains on-going communications with the Corporation’s independent auditors in order to lead the committee in performing its oversight and other audit-related functions. The Board has also adopted a position description for the Chief Executive Officer.
Orientation and Continuing Education
The Corporate Governance and Nominating Committee oversees an orientation and education program for new directors and encourages and provides support for participation in ongoing educational opportunities for all directors. The objectives of the program are to ensure that new directors understand the role of the Board, its committees, and the contributions individual directors are expected to make to the operation of the Corporation’s affairs. The Corporation's orientation of new directors involves (i) the distribution and presentation of the Corporation's policies, (ii) private sessions with senior management, (iii) training for the resources available to the new director, and, (iv) visits to our facilities.
The Board's Continuing Education Policy encourages directors to pursue continuing education opportunities to maintain or enhance their skills as directors. Directors are encouraged to attend such education programs, as they deem appropriate, to stay abreast of developments relevant to their responsibilities. TESCO's Legal Department maintains a list of upcoming director education opportunities which it periodically distributes to the directors. In order to encourage continuing director education, we reimburse the reasonable cost of duly requested continuing education events and related expenses. Under the Board's Continuing Education Policy, requests to attend continuing education programs are submitted to the Chair of the CGN Committee for prior approval or, in the instance the request is made by the Chair of that committee, to the Chairman for approval.

Risk Oversight
The Corporation places a high level of importance on addressing, pre-empting, and managing those matters which may present a significant risk to the Corporation. The Board is updated regularly on tax and accounting matters, the status of certain litigation and claims, governmental and corporate compliance regulations and programs, quality controls, safety performance, operational issues, and financial issues. The Board frequently discusses these matters in detail in order to adequately assess and determine the Corporation's potential vulnerability and consider appropriate risk management strategies when necessary. Management makes periodic presentations to the Board of the perceived top ten risks, as ranked by potential impact and likelihood of occurrence, and discusses its efforts to manage and mitigate such risks. The Board further considers and directs management to act upon enterprise risk management review and analysis which is typically presented in the latter half of each year.
Ethics and Compliance Program
The Board has endorsed an Ethics and Compliance Program, which is operated by certain officers of the Corporation responsible for managing the Corporation’s various compliance obligations and who report periodically to the Board, the Audit Committee, or the CGN Committee. The Board has also adopted a formal Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers, employees, and certain other individuals. A copy of the Code is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, as Exhibit 14 to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, and on the Corporation’s website at www.tescocorp.com by selecting “Investor Relations,” then “Corporate Governance.” The Corporate Governance and Nominating Committee reviews the Code annually and, when it deems appropriate, recommends changes to the Board.
Under the Code, TESCO personnel with knowledge or suspicion of a violation of applicable laws, regulations, the Code, or TESCO's other related policies are obliged to immediately report such perceived violations. If the alleged violation involves actions by directors or executive officers prohibited by the Code, this must be reported to the Audit Committee. The Audit Committee must then take prompt, appropriate action necessary to investigate the allegation. If the Audit Committee determines that a violation of the Code has occurred, the Audit Committee must report such determination to the Board. Upon receipt, the Board will take such preventative or disciplinary action as deemed appropriate including, but not limited to, reassignment, demotion, dismissal, or notification to the appropriate governmental authorities. For further information, including how reporting and enforcement of actions by other TESCO personnel are addressed, please see our Code which is available to you as described above. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K and applicable Nasdaq rules regarding amendments to or waivers of our Code by posting this information on our Internet website at www.tescocorp.com.

The Board has reviewed and approved a Public Disclosure Policy for the Corporation in order to promote consistent disclosure practices aimed at informative, timely, and broadly disseminated disclosure of material information to the market, in accordance with applicable securities legislation. Under our Whistleblower Policy, individuals can anonymously report complaints relating to accounting, internal accounting controls, financial reporting, and auditing matters directly to the Chair of the Audit Committee and the Corporate Secretary. If, after consultation with the Corporate Secretary and appropriate investigation, the Chair of the Audit Committee determines that further action is necessary, he may coordinate with management, coordinate with the Audit Committee, or report the matter directly to the Board.

Director Selection Process
The CGN Committee has not established any specific minimum qualifications for membership on our Board. Rather, the committee will generally consider all relevant factors, which includes independence, experience, diversity, leadership, quality of character, and reputation. Further, the committee considers the citizenship and legal residency of candidates as, under the Alberta Business Corporations Act, at least twenty-five percent (25%) of the Board's directors and members of its committees are required to be "resident Canadians."
The composition and size of the Board are reviewed annually. The committee assesses the qualities and skills represented on the current Board and seeks to identify skill sets that may enhance Board performance. Upon the departure of a director, the CGN Committee considers the skill set of the departing director when assessing the desirable criteria of potential director candidates.

The CGN Committee uses its available network of contacts when compiling a list of potential director candidates and engages outside consultants when appropriate. The committee may also consider potential director candidates recommended by shareholders and other parties. All potential director candidates are evaluated based on the above criteria in the context of the current Board members' skills sets. Because the committee makes no distinction in its evaluation of candidates based on whether such candidates are recommended by shareholders or other parties, no formal policy or procedure has been established for the special consideration of director candidates recommended by shareholders.

Board and Committee Assessments
The CGN Committee is responsible for making annual assessments and reporting to the Board in respect of the overall performance, effectiveness, and contribution of the Board, each committee, the Chairman, each committee Chair, and each director. The committee oversees an annual assessment process, which includes written questionnaires and confidential discussions between the committee Chair and directors. The committee reviews these elements and the size, mix of experience, and skills of Board members. The objective of the assessment is to ensure continued Board effectiveness in the execution of its responsibilities. In addition to any other matters the committee deems relevant, the assessments consider, in the case of the Board or a committee, the applicable charter as well as the competencies and skills each individual director is expected to bring to the Board and its committees.
Compensation Committee Interlocks and Insider Participation
We do not have any compensation committee interlocks as that term is defined by SEC rules and regulations. None of the Compensation Committee members or any of our executive officers serve as a board member or any compensation committee member of any entity that has one or more executive officers serving as a member of our Board.
Succession Planning
The Board and the Corporate Governance and Nominating Committee are actively engaged in talent management. The Board and the CGN Committee review TESCO's personnel strategy in support of its business strategy at least annually. This includes a detailed discussion of our leadership bench and succession plans, with a particular focus on key senior officer positions.

Certain Relationships and Related Transactions
No director, proposed director or executive officer of the Corporation or a subsidiary of the Corporation and no person who beneficially owns, or controls or directs, directly or indirectly, more than ten percent of the outstanding Common Shares (collectively, an “Informed Person”) and no proposed director of the Corporation or any associate or affiliate of any Informed Person or proposed director, had any material interest, direct or indirect, in any transaction since January 1, 2016 or in any proposed transaction that materially affects or would materially affect the Corporation or any of its subsidiaries.
Our Code provides that employees are to avoid situations or activities where their personal interests are, or may appear to be, in competition with or in opposition to TESCO’s interests. Employees are directed to disclose any potential conflicts of interest to a member of the executive management team. More specifically, employees may not engage, on TESCO’s behalf, in any transaction with a business in which the employee or a family member has an interest unless the employee has prior written approval from the executive management team or, if the employee is an officer or a director of TESCO, the Audit Committee of the Board.
We transact business with companies with which certain of our Directors are affiliated. All transactions with these companies are on terms competitive with other third party vendors and customers, and none of these transactions in 2016 were material either to us or any of these companies.

Shareholder Communication with our Board
Shareholders may communicate with our Board by writing to Tesco Corporation, 11330 Clay Road, Suite 350, Houston, Texas, United States 77041, Attention: Corporate Secretary. All correspondence will be forwarded to the Chairman, except for mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Shareholders wishing to recommend candidates for the Board may communicate with the CGN Committee at the same address. Certain correspondence, such as product-related inquiries, may be forwarded elsewhere within the Corporation for review and possible response.
Shareholder Proposals
Any shareholder proposal to be presented in these proxy materials must have been received at our principal offices and addressed to our Corporate Secretary no later than November 26, 2016. Under our bylaws, in order to be presented at the Meeting, a shareholder proposal must be received by the Corporate Secretary not less than sixty (60) days and not more than ninety (90) days prior to May 5, 2017.

Shareholder Proposals for Inclusion in 2018 Proxy Statement
To be eligible for inclusion in the proxy statement for our 2018 Annual Meeting, shareholder proposals must be received by our Corporate Secretary no later than the close of business on December 1, 2017. Proposals should be sent to the Board of Directors, c/o Corporate Secretary, Tesco Corporation at our principal executive offices located at 11330 Clay Road, Suite 350, Houston, Texas, United States 77041.

Shareholder Director Nominations and Other Shareholder Proposals for the 2018 Annual Meeting
Under our bylaws, written notice of shareholder nominations to the Board of Directors and any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Corporation's Secretary not less than 60 nor more than 90 days prior to the anniversary of the preceding year's annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2018 Annual Meeting must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Corporation's Secretary between February 15, 2018 and March 17, 2018. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote. A shareholder seeking to nominate a director for election at a special meeting of shareholders where the election of directors is properly on the agenda must give advance written notice to the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of: (1) the sixtieth (60th) day prior to such special meeting; or (2) the tenth (10th) day following the day on which the Corporation first publicly announces the date of such special meeting.

NON-EMPLOYEE DIRECTOR COMPENSATION

Directors who are TESCO employees do not receive compensation for serving on the Board of Directors. The compensation earned by our non-employee directors for the fiscal year ending December 31, 2016 is outlined below. All 2016 compensation listed throughout the charts below reflects decreases to fees disclosed in our prior proxy statement.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Michael W. Sutherlin (3)	143,569	145,600	289,169
John P. Dielwart	82,436	110,600	193,036
Fred J. Dyment(4)	67,616	37,100	104,716
Gary L. Kott(4)	70,395	37,100	107,495
R. Vance Milligan, Q.C., ICD.D	76,879	110,600	187,479
Douglas R. Ramsay(5)	4,400	124,030	128,430
Rose M. Robeson	68,543	110,600	179,143
Elijio V. Serrano	86,141	110,600	196,741

(1)	Represents annual retainer for serving as a non-employee Director of $42,482 and meeting fees earned in 2016.

(2)	Column reflects the fair value of RSUs awarded in 2016 calculated in accordance with FASB ASC Topic 718.

(3)	Mr. Sutherlin, as Chairman, received an additional $35,000 in long-term incentive awards.

(4)	Messrs. Dyment and Kott were granted fewer RSUs in anticipation of their retirement.

(5)
Mr. Ramsay was granted the same number of RSUs as other non-employee directors nominated for election but, due to the timing of the stock award, the grant date fair value is more than to the other recipients.

In addition to the annual retainer for all non-employee directors, the following positions received retainers in 2016:

Position	2016 Position Retainer
Non-Executive Chairman	$66,084
Chair of the Audit Committee	$16,993
Chair of the Compensation Committee	$14,161
Chair of the Corporate Governance Committee	$9,441

Non-employee directors received the following compensation for their attendance to a Board or committee meeting:

Meeting Fee
Personal Attendance	$1,853
Telephone Attendance	$926

Directors are reimbursed for their reasonable travel expenses incurred to attend meetings in person. The non-employee directors do not receive any cash compensation other than that described by this paragraph. Under our bylaws, TESCO may not make any personal loan or extend credit to any director or officer.

Directors are entitled to participate in TESCO’s Incentive Plan. RSUs and stock options both vest in three annual installments and the stock options expire seven years from the date of grant. Unvested incentive awards granted to a non-employee director will vest automatically upon any change of control (as defined in the Incentive Plan), or upon the death, disability, retirement, voluntary refusal to stand for reelection, or any other change in such non-employee director’s status other than removal of such director by shareholder action.

In 2016, only RSUs were awarded to non-employee directors and stock options are not currently planned to be a part of future equity compensation for non-employee directors. The following table shows the aggregate number of options awards outstanding as of December 31, 2016.

Non-Employee Director Option Awards

Name	Aggregate Number of Option Awards Outstanding as of December 31, 2016 (#)
Michael W. Sutherlin	22,900
John P. Dielwart	6,000
Fred J. Dyment	27,500
Gary L. Kott	27,500
R. Vance Milligan, Q.C., ICD.D	27,500
Douglas R. Ramsay	—
Rose M. Robeson	—
Elijio V. Serrano	6,000

2017 Non-Employee Director Compensation

In the fourth quarter, the Compensation Committee evaluated its compensation model and agreed to restructure pay so that meeting fees would be eliminated and cash compensation would be made solely through retainers. The Committee reviewed the pay practices of competitors and analyzed the number of Board and committee meetings held in each of the prior three years to determine an average number of meetings per year. After this review, the Committee recommended, and the Board adopted, the following compensation structure for 2017 which we believe is line with market pay, directionally in line with market trends, and will reduce the administrative burden of managing quarterly Board fees.

Cash Retainers	2017
Annual Board Retainer for all Non-Employee Board Members	$70,000
Non-Executive Chairman Retainer	$70,000
Audit Committee Chair Retainer	$17,000
Compensation Committee Chair Retainer	$14,000
Corporate Governance and Nominating Committee Chair Retainer	$9,500

Equity Award (Approx. Grant Date Value)	2017
Annual Long-Term Incentive Award for all Non-Employee Board Members	$110,000
Additional Non-Executive Chairman Annual Long-Term Incentive Award	$35,000

EXECUTIVE OFFICERS
The following persons are our executive officers as of March 27, 2017. The executive officers serve at the pleasure of the Board. None of the executive officers, directors, or nominees has any family relationship with another.

Name	Age	Title	Biography
Fernando R. Assing	51	President, Chief Executive Officer, and Director	For a description of the business experience of Mr. Assing, see the “Election of Directors” section of this proxy statement.
Christopher L. Boone	48	Senior Vice President and Chief Financial Officer
Mr. Christopher L. Boone was appointed our Senior Vice President, Chief Financial Officer, and Principal Accounting Officer effective January 1, 2014. Mr. Boone held the position of Principal Accounting Officer until February 24, 2015 when Mr. Sloan was appointed as an executive officer of the Corporation. Prior to joining TESCO, Mr. Boone served as Vice President and Chief Financial Officer of Lufkin Industries between May 2008 and June 2013, thereafter continuing his employment with Lufkin Industries until the end of 2013.

John T. Gatlin	43	Senior Vice President and Chief Operating Officer
Mr. John T. Gatlin was appointed our Senior Vice President and Chief Operating Officer effective November 14, 2016. Prior to joining TESCO, Mr. Gatlin served as Senior Advisor to the Chairman of Chemeor Inc. from April 2016 to November 2016, and as President and Chief Executive Officer of that entity from April 2014 to April 2016. Prior thereto, Mr. Gatlin served as President of the Pressure Pumping Equipment division of National Oilwell Varco, Inc. from March 2012 to April 2014 and as President of the NOV IntelliServ division of National Oilwell Varco from June 2009 until March 2012. Mr. Gatlin earned a B.S. Petroleum Engineering from the University of Texas at Austin and an MBA from The Wharton School, University of Pennsylvania.

Thomas B Sloan, Jr.	50	Vice President, Corporate Controller, and Principal Accounting Officer
Mr. Thomas Sloan was appointed our Vice President and Principal Accounting Officer effective February 24, 2015. Prior thereto, Mr. Sloan served as Vice President and Corporate Controller of Tesco Corporation (US) since May 2014. Prior to joining the organization, Mr. Sloan was Vice President and Corporate Controller of Ocean Rig from October 2012 until July 2013, Regional Finance Manager of Ocean Rig from November 2011 until September 2012, and served as Director of Finance and Administration ENSCO PLC (formerly Pride International) from July 2008 until November 2011. Mr. Sloan is a certified public accountant and earned a BBA from The University of Notre Dame and an MBA from the University of Texas.

Michael J. Niedermaier	41	Vice President, Eastern Hemisphere
Mr. Niedermaier has served as Vice President, Eastern Hemisphere, Tesco Canada International Inc. since September 2015. He previously held other positions including Vice President, APBU (September 2013- August 2015), Tubular Services Manager, NABU (December 2012-August 2013), Tubular Services Manager, APBU (March 2011-November 2012), Tubular Services Manager, NABU (January 2010-February 2011), and Tubular Services Manager, Canada (May 2007-December 2009). Mr. Niedermaier has over twenty-two years of domestic and international experience from field to executive management. Prior to joining TESCO in 2007, Mr. Niedermaier worked for a number of drilling and independent services companies in Canada.

Name	Age	Title	Biography
Nicholas Mawford	39	Vice President, North America Tesco Corporation (US)
Mr. Mawford serves as an officer of one of our principal subsidiaries, Tesco Corporation (US). Since March 2017, he serves as Vice President, North America. He previously served as Vice President, Tubular Services between September 2011 and March 2017. Earlier positions include Vice President, Europe and Russia (October 2009- August 2011), and Middle East Casing Drilling and Tubular Services Product Line Manager (October 2007-September 2009). Mr. Mawford has over 17 years of domestic and international experience from field to executive management. He earned a HNC degree in Mechanical and Electronic Engineering from Great Yarmouth College.

Roy E. McNiven	37	Vice President, Product Supply and Commercialization Tesco Corporation (US)
Mr. McNiven serves as an officer of one of our principal subsidiaries, Tesco Corporation (US). Since March 2017, he serves as Vice President, Product Supply and Commercialization. He previously served as Vice President, Aftermarket Sales & Services, Rentals, and Global Supply Chain between November 2014 and March 2017. Earlier positions include Global Director, Aftermarket Sales & Service (June 2010- November 2014), Manager, Top Drive Equipment Product Line, Tesco Canada International (Middle East) FZE (November 2008-June 2010), Manager, Aftermarket Sales and Service Tesco Canada International (Middle East) FZE (August 2007-November 2008), and various other roles since joining the organization in June 2005. Mr. McNiven has over a decade of domestic and international experience from field to executive management. Mr. McNiven earned a post baccalaureate diploma in management from Athabasca University and is in the process of completing an Executive MBA program at the same university. Mr. McNiven is an accredited journeyman electrician.

Douglas C. Greening	47	Vice President, Research and Engineering
Mr. Greening has served as Vice President, Engineering of Tesco Canada International Inc., a subsidiary, since October 2014. From October 2011 to October 2014, Mr. Greening served as Director of Research and Development and as a Lead Mechanical Engineer from December 2010 until October 2011. Prior to joining TESCO, Mr. Greening served as a senior mechanical engineer at Compressor Products International. Mr. Greening earned a bachelor’s degree of Mechanical Engineering degree from the University of Saskatchewan. He is a member of the Association of Professional Engineers and Geoscientists of Alberta (APEGA). Mr. Greening has over twenty-three years of engineering experience, is the holder of several patents, and actively participates in the new product development process at the Corporation.

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis (CD&A)

Executive Compensation Program Structure: Objectives and Methods
As the Compensation Committee and the Board consider executive compensation matters, they do so with regard to the Corporation's most recent advisory vote on say-on-pay by shareholders. We design our executive compensation program to drive the creation of long-term shareholder value by tying a significant portion of compensation to the achievement of performance goals that promote the creation of shareholder value. The following is our approach to achieving these objectives:

Pay for Performance
We provide a strong relationship of pay to performance through (a) performance-based bonuses tied to the achievement of financial and other performance factors, and (b) equity awards that deliver value based on stock price performance and performance stock units ("PSUs") that are tied to total shareholder return over a three-year period compared to a peer group.

Compensation Mix
We provide a mix of variable and fixed compensation that (a) is significantly weighted towards variable, performance-based compensation for executives and (b) offers short-term (annual performance-based bonus) and longer-term (equity awards) performance measures to align the executives with shareholders.

Competitive Compensation	We consider the compensation levels and practices of peer companies as a factor in making compensation decisions.
Significant Pay Features and Actions in 2016

•	No Salary Increases to NEOs. No NEO received a salary increase in 2016.
•	No Increase in Fees Paid to Directors. No increase in compensation to Non-Employee Board members in 2016.
•
No Payouts Under 2016 Short-Term Incentive Program. Under the terms of the 2016 Short-Term Incentive Program ("STIP"), no payouts were made to any participant because of the Corporation's negative Adjusted EBITDA for 2016.

•
PSU metrics. For the equity awards granted in November 2016, performance is measured by relative total shareholder return measured over a three-year performance period compared to a newly adopted performance peer group.

•	No Options Granted in 2016. No options were granted in 2016 to any participant.
•	RSUs: Awards time-vest annually over a three-year period.
•	No Perquisites. There were no perquisites for executive officers except benefits to Mr. Niedermaier, per his foreign assignment.
•	No Excise Tax Gross-Ups. No tax gross-ups are provided by any employment agreement.

Overview of Executive Compensation Process
TESCO’s Board has delegated responsibility and authority to the Compensation Committee (hereinafter in this section, the "Committee") for setting the compensation of the Chief Executive Officer and the other executive officers of the Corporation.  The Board has also granted discretionary authority to the Committee to set compensation, including authority to approve awards under our Amended and Restated 2005 Incentive Plan (the “Incentive Plan”), for all other directors, officers, and employees.
The Committee is also responsible for

•	reviewing the design and competitiveness of our compensation and benefits programs, and

•	evaluating, at least annually, the compensation packages for executive officers.

The Committee considers a number of factors in making compensation determinations or recommendations, including the knowledge and experience of the individual, the individual’s performance, and the importance of the individual’s position and career path to the achievement of TESCO's financial and operational goals. The Committee has periodically engaged Mercer Human Resource Consulting (“Mercer”) since September 2005 as its independent, compensation consultant. In 2016, Mercer did not provide any services to the Corporation, or receive any payments from the Corporation, other than in its capacity as a consultant to the Committee. The Committee has assessed whether the services provided by Mercer raised any conflicts of interest pursuant to the SEC rules, and has concluded that no such conflicts of interest existed during 2016.

The Committee has relied upon Mercer to provide specific advice concerning (i) the composition of the Corporation's peer groups, compensation philosophy, competitive pay analysis, and Incentive Plan design for officer and director positions and (ii) compensation market trends and issues. During its engagement, Mercer has participated in Committee meetings and reported data pertaining to compensation policy and design for officers and directors. In 2016, Mercer advised the Committee (i) as it considered changes to the compensation program for senior executive officers and non-employee directors in light of deteriorating industry conditions, and (ii) on the development of a new long-term equity incentive plan (see Proposal Five) to replace our current plan that expires in May 2017. Our management did not direct Mercer’s activities but did provide information to Mercer and made itself available for interviews. The decisions made by the Committee may reflect factors and considerations other than the information and recommendations provided by Mercer.

The Committee leads an annual performance evaluation of the Chief Executive Officer, typically in the first quarter of each year. The Chair of the Corporate Governance and Nominating Committee crafts a confidential survey and distributes that survey to each independent director. The results of the survey and an analysis of the Corporation's financial performance are compiled into a report by the Chair of the Committee that is discussed at a meeting of the independent directors. Following such meeting, a representative of the Board, usually the Board Chairman, communicates the evaluation results to the Chief Executive Officer.

In addition to considering Mercer's advice, the Committee also considers the advice of our Chief Executive Officer, concerning executive officers and key employees other than himself. Specifically, the Chief Executive Officer reviews the performance of each executive officer other than himself. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Board and the Committee can exercise discretion in setting compensation or modifying any recommended adjustments or awards to executives. No such discretion was exercised by the Board or the Committee in 2016.

The Committee made its salary determinations for 2017 in the fourth quarter of 2016 and its 2017 short-term incentive compensation plan determinations early in the first quarter of 2017 . The Committee anticipates returning to a schedule of addressing both issues in the fourth quarter in future years. Long-term equity incentive program determinations are typically made in the fourth quarter.

Shareholder Advisory Vote on Executive Compensation
We conducted an advisory vote on executive compensation last year at our 2016 Annual Meeting of Shareholders. While this vote is not binding on the Committee or the Board of Directors, the Committee values the opinions of our shareholders on executive compensation matters. Based upon the Scrutineer's report, the advisory vote on executive compensation received the favorable support of 98% of the votes cast thereon. The Committee evaluated the results of the 2016 advisory vote together with the other factors and data discussed in this Compensation Discussion and Analysis section in determining our executive compensation program. The Committee considered the vote results and, in light of the strong support from our shareholders, did not make any significant changes to our executive compensation program solely as a result of the 2016 advisory vote. In response to the majority of the votes cast at our 2011 Annual Meeting of Shareholders, we determined that an advisory vote on executive compensation would be conducted annually until we hold the next advisory vote on the frequency of the advisory votes on executive compensation at this year's 2017 Annual Meeting of Shareholders (see Proposal Four).
Compensation Peer Group
The Committee believes that the features of TESCO's overall compensation structure, policies, and practices should typically be consistent for all executive officers. As part of seeking this consistency, the Committee uses, among other tools, a group of peer companies selected by the committee to evaluate TESCO’s executive pay practices and pay levels.
The peer group used for establishing compensation structure, policies, and practices consists of companies that have:

•	Operations in the upstream oilfield services, oilfield equipment, and oilfield drilling sectors;

•	Global presence/operations or significant overlap with the Corporation's markets;

•	Shares publicly traded in the United States; and

•	Comparable recent fiscal year revenues and/or market capitalization between 50% and 200% of the Corporation.

The Committee reviews the peer group at least annually as well as periodically when it believes an update is appropriate due to market changes or industry consolidation. Mercer, with input from the Committee and management, assembles an initial list of potential peer companies. The Committee selects a group which it believes reasonably reflects the above metrics, having regard for the cyclical and volatile nature of the oilfield service and equipment sector, as well as the fact that the Corporation is among the smallest publicly-traded global companies in its industry. At the start of 2016, our peer group included the following companies:

Old Compensation Peer Group
Basic Energy Services (NYSE: BAS)	Hornbeck Offshore Services (NYSE: HOS)
CARBO Ceramics Inc. (NYSE: CRR)	Newpark Resources (NYSE: NR)
Dril-Quip, Inc. (NYSE: DRQ)	Parker Drilling (NYSE: PKD)
Flotek Industries (NYSE: FTK)	Pioneer Energy Services Corp. (NYSE: PES)
Gulf Island Fabrication (NASDAQ: GIFI)	RigNet, Inc. (NASDAQ: RNET)
Gulfmark Offshore (NYSE: GLF)	TETRA Technologies (NYSE: TTI)
Helix Energy Solutions Group, Inc. (NYSE: HLX)	Unit Corporation (NYSE: UNT)

In October 2016, the Committee reviewed the 2016 compensation peer group, noting the recent bankruptcy filing of Basic Energy Services (NYSE: BAS). This review led to the removal of Basic Energy Services. With input from Mercer, the Committee considered a slate of alternative members with an aim of selecting a group of fourteen members. The Committee chose to add Independence Contract Drilling as it was determined to have similar operations to ours, to meet the size parameters for market capitalization and revenues, operated in the oil and gas drilling and/or oilfield services/equipment industries, and competes with us in recruiting executive-level personnel. As a result of these changes, our 2017 peer group is:

New Compensation Peer Group
CARBO Ceramics Inc. (NYSE: CRR)	Independence Contract Drilling (NYSE: ICD)
Dril-Quip, Inc. (NYSE: DRQ)	Newpark Resources (NYSE: NR)
Flotek Industries (NYSE: FTK)	Parker Drilling (NYSE: PKD)
Gulf Island Fabrication (NASDAQ: GIFI)	Pioneer Energy Services Corp. (NYSE: PES)
Gulfmark Offshore (NYSE: GLF)	RigNet, Inc. (NASDAQ: RNET)
Helix Energy Solutions Group, Inc. (NYSE: HLX)	TETRA Technologies (NYSE: TTI)
Hornbeck Offshore Services (NYSE: HOS)	Unit Corporation (NYSE: UNT)

The Committee believes the new peer group reflects our current competitors for senior executive talent and that it provides an appropriate peer set for the purposes of evaluating our pay practices and pay levels.

Philosophy and Objectives
Compensation levels reflect the Committee’s recognition that we compete with many larger companies to recruit top executive-level talent. We believe that shareholder interests are best served by attracting, retaining, and motivating top quality management personnel, especially executive officers. By offering competitive compensation packages that are designed to maintain an appropriate relationship between executive pay and the creation of shareholder value, we believe that we align the interests of our executive officers with those of our shareholders. To that end, in establishing executive compensation, we attempt to integrate the following principles in the design of the compensation packages that we offer to our executives:

•	annual base cash compensation competitive with our peers in the energy services and equipment industry;

•	annual cash bonuses to motivate and recognize the achievement of short-term objectives; and

•
equity-based incentive awards (which currently include RSUs and PSUs for executives) to motivate the achievement of financial objectives and ensure that management has a continuing stake in (i) our long-term success, (ii) our long-term objective of growth through innovative technology, and (iii) our medium- and long-term goals of creating value for our shareholders. These awards are further intended to serve as a retention tool for our key executives and employees.

TESCO’s objective in setting executive compensation is the creation of incentives to reward management performance that leads to increasing shareholder value while exercising appropriate risk management. Shareholder value is a broad concept that includes not only quantitative factors such as stock price, earnings per share, return on capital employed, and dividends but also qualitative factors such as successful development and commercialization of key technologies that are expected to enhance long-term corporate value. As a result, management compensation may be tied to both financial and non-financial measures. Risk management means ensuring that we have a strategy for sustainable growth in a highly cyclical industry. The Committee considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking and believes that it does not. Long-term equity awards tied to our stock price are a significant portion of NEO compensation. Because the awards are staggered and subject to long-term vesting schedules, the Committee believes our NEOs are appropriately incentivized to create sustainable shareholder value. In considering the mix of compensation elements, the Committee considers both the amount and form of the compensation. The Committee seeks to achieve the appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.

The Committee does not target any individual pay component to fall within a specific range or percentile of the competitive pay information of the Corporation’s peer group.  The Corporation intends to retain Mercer in the second half of 2017 to perform a detailed competitive pay analysis using the new peer group.

The mix of compensation elements for other officers, managers, and employees will depend on the level of the position. However, the final mix of base salary, annual bonus, and long term equity-based incentives is not set solely by reference to peer group measurements; consideration is also given to factors such as: the duties and responsibilities of an individual's role, his or her performance in the role, and other incumbent-specific and situation-specific factors as the Committee deems appropriate. Regular meetings of the Board and the Committee are scheduled in advance and Committee meetings generally precede Board meetings. The Committee may review or adjust compensation, or make awards, at any time during the year in response to new appointments, promotions, or for other reasons.

Shareholder Engagement

We believe that shareholder engagement is an important corporate commitment and so we conduct governance reviews and investor outreach throughout the year to ensure that management and the Board understand and consider the issues that matter most to our shareholders and enable us to address them effectively.

Management routinely engages with its shareholders. In 2016, management particularly focused on the largest shareholders with active investment management. The CEO and CFO have offered quarterly discussions with those shareholders and, in 2017, the Corporation aims to expand that routine offer to more of its largest shareholders, including both index funds and actively managed funds. On occasion, members of our Board of Directors may participate in shareholder engagement but our primary points of contact are the CEO and CFO, the spokespersons for the Corporation per our public disclosure policy.

We annually undertake a review of the Corporation's corporate governance and, as part of this review, we solicit feedback from our largest investors on a variety of topics, including our executive compensation practices. This engagement is sometimes conducted by our CEO and CFO and is routinely conducted by the Deputy General Counsel and proxy solicitor, Alliance Advisors, in advance of the annual general meeting.

2016 Total Direct Compensation
The following are the elements of total direct compensation for our NEOs and the objectives and key features of each element.

Compensation Type		Pay Element	Objectives and Key Features
Fixed	Cash Compensation	Base Salary	Objectives: The Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay to balance performance-based components.
Key Features: (i) Minimum salaries set forth in employment agreements with Messrs. Assing, Boone, and Gatlin only; (ii) Committee discretion to adjust annually based on changes in experience, nature, and responsibility of the position, competitive considerations, individual performance, and CEO recommendation (except his own salary). Messrs. Irausquin, Niedermaier, and Sloan's 2016 base salaries were set by the Committee.

Variable		Short-Term Cash Performance Bonus
Objectives: The Committee structures the bonus program to incentivize performance at the high-end of ranges for financial performance, quality, health, safety, and environment (QHSE) performance, and other objectives from time to time to drive growth over a calendar year. The Committee believes that incentivizing performance in this manner will lead to long-term, sustainable gains in shareholder value.

Key Features: Target bonus for each NEO set by Committee early in the fiscal year in light of (i) employment agreement provisions for Messrs. Assing, Boone, and Gatlin, (ii) competitive considerations, (iii) CEO recommendation (except his own target), and (iv) other factors the Committee deems appropriate.

Targets for awards to the NEOs (based on award value): 90% of target determined by performance against financial performance ranges established early in the fiscal year and 10% of target determined by Committee's assessment of other performance objectives established early in the fiscal year. There were no payouts for 2016.

	Equity Compensation	Equity Awards Generally
Objectives: The Committee structures equity awards to reward long-term gains in shareholder value. Equity awards carry vesting terms of at least three years and include performance stock units whose value depends on relative total shareholder return compared to a specific performance peer group. These awards provide incentives to create and sustain long-term growth in shareholder value.

Key Features: Combined value of performance stock units and time-based restricted stock units determined by Committee in light of competitive market conditions, evaluation of executive's performance and CEO recommendation (except for his own award). Allocation of awards for CEO, CFO, and COO (based on award value): 58% performance stock units and 42% time-vesting restricted stock units. Allocation of awards for other NEOs (based on award value): 36% performance stock units and 64% time-vesting restricted stock units.

		Performance-Based Restricted Stock Units	Key Features: Performance-based units granted in November 2016 reward executives only if relative Total Shareholder Return targets are met.
Subject to performance tests, units vest within a quarter of the end of the three-year performance period that begins January 1, 2017 and ends December 31, 2019.*
Awards vest based on Total Shareholder Return relative to the performance peer group described below. No units vest if performance is below 25% of the Target.
		Time-Based Restricted Stock Units	Key Features: 1/3 vest each year on the grant anniversary.
* Units awarded in prior years had performance tests described in our prior proxy statements.
Base Salary. The effective 2016 base salaries paid to our NEOs in 2016 are shown below, under “Summary Compensation Table” except Mr. Gatlin who was appointed in November 2016 with an annual base salary of $325,000. In setting the NEOs' 2016 base salaries, the Committee reviewed peer group data prepared by Mercer in November 2014 and believes that NEO base salary compensation was competitive in 2016.
In 2015, all of the then employed NEOs participated in successive 5% and then 2.5% salary reductions in line with the employees they managed, except Mr. Niedermaier took the 5% reduction in 2015 but the 2.5% reduction in February 2016 in line with the employees he manages. During this same period, perquisites were eliminated for executive officers, with the exception of benefits related to foreign assignments, and the Corporation's 401(k) and ESSP matching contributions were suspended for all participants. The salary reductions were part of the ongoing 2015 cash preservation exercises conducted as industry conditions deteriorated. In July 2016, Mr. Irausquin's base salary was decreased in line with a change to his responsibilities and to more closely align his base salary with those of the other vice presidents. The table below indicates the changes in base salary for each of our NEOs since January 1, 2016.

	Base Salary
NEO	January 1, 2016	December 31, 2016	Change
Fernando R. Assing	$463,125	$463,125	No change
Christopher L. Boone	$324,188	$324,188	No change
John T. Gatlin(1)	N/A	$325,000	N/A
Michael J. Niedermaier(2)	$210,000	$204,750	(2.5)%
Michael E. Irausquin(3)	$224,250	$215,000	(4.1)%
Thomas B Sloan, Jr.	$194,513	$194,513	No change
(1) Mr. Gatlin joined the Corporation on November 14, 2016.
(2) Mr. Niedermaier's base salary was reduced in February 2016 as described above.
(3) Mr. Irausquin's base salary was reduced in July 2016 as described above.

Non-Equity Incentive Compensation. The Short-Term Incentive Program ("STIP") stated that, in addition to the performance goals set forth below, no payments would be made if there was more than a $2 million adjusted EBITDA loss for 2016. As such, no NEO received a STIP bonus for 2016. The following is a breakdown of the potential STIP bonus that Messrs. Assing, Boone, Irausquin, Niedermaier, and Sloan could have achieved. Mr. Gatlin did not participate in the 2016 STIP.

•	Financial Objective (90% of Target Bonus):

◦	Adjusted EBITDA: 45% of the target award

▪	Adjusted EBITDA=(Net Income + Taxes + Interest +Depreciation and Amortization+Restructuring Costs+Impairments).

▪
0% entry point at negative $2 million with linear interpolation to 100% payout at $2 million and 200% payout at results greater than or equal to $6 million. Result: Negative Adjusted EBITDA of $40M, below threshold.

◦	Net Working Capital Reduction: 45% of the target award

▪	Net Working Capital Reduction ($)=Current Assets-Current Liabilities-Cash

▪
0% entry point at $15 million reduction with linear interpolation to 100% payout at $20M reduction, and 200% payout at greater than or equal to $25 million reduction. Result: $45 million, maximum payout.

•	Quality, Safety, Health and Environment (QHSE) (10% of Target Bonus):

◦	Total Recordable Incidents ("TRIR"): 5% of the target award

▪	TRIR=(Number of Recordable Incidents x 200,000 man hours)/Total number of man hours worked

▪	0% entry point at score equal to 1.0, target of 0.75, and 200% at less than or equal to 0.6. Result: 0.54, maximum payout.

◦	Service Quality Index ("SQI"): 5% of the target award

▪	SQI= percentage of our jobs in which a Service Quality (Level 1, 2, or 3) incident occurs divided by the total job count.

▪	0% entry point at equal to 3.25%, target of 2.7%, and 200% payout with score less than or equal to 2.16%. Result: 2.05%, maximum payout.

As shown in the table below, while the Net Working Capital Reduction and QHSE results would have warranted maximum payouts in those categories, the Corporation's negative 2016 Adjusted EBITDA resulted in no awards being earned and paid for 2016. All of the numbers are stated in the following two tables as a percentage of that employee's base salary paid in 2016.

	Financial Objectives				QHSE				No payouts	Target Award	Maximum Potential Award
	Adjusted EBITDA	+	Net Working Capital Reduction	+	TRIR	+	SQI	=	Actual Award
Fernando R. Assing	—	+	90.00	+	10.00	+	10.00	=	—	100	200
Christopher L. Boone	—	+	63.00	+	7.00	+	7.00	=	—	70	140
Michael E. Irausquin	—	+	36.00	+	4.00	+	4.00	=	—	40	80
Michael J. Niedermaier	—	+	36.00	+	4.00	+	4.00	=	—	40	80
Thomas B Sloan Jr.	—	+	36.00	+	4.00	+	4.00	=	—	40	80

Long Term Equity-Based Incentives. We made our annual grant in November 2016 as per our stated practice. In 2016, the mix of equity granted to Messrs. Assing (President and CEO), Boone (Senior Vice President and CFO), and Gatlin (Senior Vice President and COO) was 58% PSUs and 42% RSUs by value. The mix granted to our other NEOs (Vice Presidents) was PSUs 36%, and RSUs 64%. by value The different mix of equity awards for the President and Senior Vice Presidents, with greater weight to variable compensation, is believed appropriate as these officers have a greater influence over strategy and execution than our Vice Presidents. See "Grants of Plan-Based Awards for 2016" on page 29 for a summary of the long term equity-based incentives granted to our NEOs in 2016.
PSU Program. The PSU awards granted in November 2016 are tied to the Corporation's total shareholder return as compared to the following performance peer group over the three-year performance period covering the years 2017 through 2019. The Committee believes the PSU Performance Peer Group is a more appropriate benchmark for the Corporation's performance than the compensation peers because it includes larger companies that more directly compete with the Corporation and who the Committee believes are most readily considered by our shareholders as alternatives to the Corporation when our shareholders choose to invest.

PSU Performance Peer Group
Dril-Quip, Inc. (NYSE: DRQ)	Newpark Resources (NYSE: NR)
Flotek Industries (NYSE: FTK)	Oil States International Inc. (NYSE: OIS)
Forum Energy Technologies, Inc. (NYSE: FET)	Parker Drilling Company (NYSE: PKD)
Frank's International N.V. (NYSE: FI)	Patterson-UTI Energy Inc (NASDAQ: PTEN)
Gulf Island Fabrication, Inc. (NASDAQ: GIFI)	Pioneer Energy Services Corp. (NYSE: PES)
Helix Energy Solutions Group, Inc. (NYSE: HLX)	Superior Energy Services, Inc. (NYSE: SPN)
Independence Contract Drilling (NYSE: ICD)	TETRA Technologies (NYSE: TTI)
PSUs are restricted stock units with a performance component that cliff vest upon Board approval assuming the performance criteria are met over the three-year measurement period (e.g. PSUs awarded in November 2016 measure performance from January 1, 2017 through December 31, 2019 and vest no later than March 15, 2020). The payout of each PSU is determined on the date of vesting by comparing the Corporation's total shareholder return (December 31, 2019 share price less January 1, 2017 share price plus all dividends paid divided by the January 1, 2017 share price) to the total shareholder return of the companies in the PSU Performance Peer Group. Payouts are determined by the matrix table below, with the Corporation's rank determining the payout at the end of the performance period. Any companies that file for bankruptcy during the three-year performance period are moved to the bottom of rankings. Any companies who are acquired during the three-year performance period are removed from the calculation such that TESCO must perform in the top 75% of the remaining group for any payout to be achieved. PSU awards are included in the “Stock Awards” column of the "Summary Compensation Table."

2016 Relative TSR PSU
Rank	Payout %	Rank	Payout %	Rank	Payout %
1	200	6	150	11	25
2	200	7	125	12	—
3	200	8	100	13	—
4	200	9	75	14	—
5	175	10	50	15	—

In 2016, the PSUs awarded in 2013 vested on December 31, 2016. The table below indicates the PSUs that vested for each NEO:

	2013 PSUs Vested on Dec. 31, 2016
NEO	PSUs Vested (#)	Value Vested ($)
Fernando R. Assing	10,927	$90,147.75
Christopher L. Boone	8,155	$67,278.75
John T. Gatlin(1)	0	$—
Michael J. Niedermaier	926	$7,639.50
Michael E. Irausquin	926	$7,639.50
Thomas B Sloan, Jr.(1)	0	$—
(1) These officers were not employees when the 2013 PSU awards were granted.

RSU Program. Restricted stock units vest over a three-year period and the value received by the recipient is directly tied to the performance of the Corporation's stock price between grant and vesting. In addition to aligning the interests of the recipients with shareholders, we believe these awards provide a meaningful retention incentive to the recipients as they will not vest unless there is continued employment or service through the vesting date, with narrow exceptions for change of control or Board discretion. The Compensation Committee considers the role of each recipient, market practices, and the mix of other forms of long-term incentive compensation when determining the number of restricted stock units to award. For the number of units awarded to each NEO in 2016, please refer to "Grants of Plan-Based Awards for Fiscal Year 2016".

Benefits and Perquisites. TESCO provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the NEOs, receive the following benefits: (i) health care coverage, (ii) life and disability insurance protection; and (iii) access to favorably priced group life insurance coverage. Perquisites are not offered with the exception of certain payments to those on foreign work assignments.

Retirement Plans. NEOs participate in defined contribution programs available to all of our salaried employees, the specific program depending upon the location of the participant.

Employment Agreements. TESCO enters into employment agreements with certain senior executives when the Committee determines that it is appropriate to attract or retain an executive. Of our NEOs, only Fernando R. Assing , Christopher L. Boone, and John T. Gatlin have employment agreements as of the date of this proxy statement.

2016 Target Total Direct Compensation Mix for CEO

55.0% of CEO target compensation is considered performance-based (e.g. Short-Term Non-Equity Incentives and Performance-Based Stock Units) as shown in green below. Furthermore, over 80% of the CEO's target compensation is tied to company, individual, and/or stock price performance.
Compensation Approach for 2017

Base Salary and Board of Director Fees. The 2017 base salaries for our executive officers are expected to remain flat pending incremental improvement in our results. As improvement occurs, the Committee may consider adjusting the base salaries to reverse the pay reductions made since 2015. In the second half of the year, the Committee intends to retain an independent executive compensation consultant to benchmark the Corporation's pay practices against its peers. As it relates to Board of Directors fees, the Corporation has eliminated meeting fees for Non-Employee Board Members and consequently implemented a new Board retainer as described in "Non-Employee Director Compensation" on page 12.

Non-Equity Incentive Compensation. For the 2017 STIP program, 90% of the potential STIP bonus will relate to financial metrics: (i) an incremental Adjusted EBITDA global or regional target (65%), and (ii) a global incremental Cash Conversion Cycle Reduction target (25%), each set by the Compensation Committee. The remaining 10% of the potential bonus will be tied to two additional goals related to (i) a global or regional total recordable incidents rate scorecard target (5%), and (ii) a global or regional Service Quality scorecard target (5%). The Board reserves the right to make no STIP payments under the program in the event the Corporation does not produce incremental Adjusted EBITDA in 2017. Below is a summary of the target and maximum 2017 STIP awards as measured as a percent of each named executive officer's base salary paid in 2017.

Named Executive Officer	Target Award	Maximum Potential Award
Fernando R. Assing	100	200
Christopher L. Boone	70	140
John T. Gatlin	70	140
Michael J. Niedermaier	40	80
Michael E. Irausquin(*)	40	80
Thomas B Sloan, Jr.	40	80
(*) Mr. Irausquin separated from the Corporation on January 31, 2017 and so is ineligible for the 2017 STIP program.

Long Term Equity-Based Incentives. The Committee intends to evaluate the equity component of 2017 compensation in the second half of this year in consultation with an independent executive compensation consultant, following the results of the vote on the equity plan recommended to the shareholders for approval at the upcoming annual general meeting (see Proposal Five).

Minimum Equity Ownership Policy
Non-employee directors and certain officers, including the NEOs, are expected to meet the following guidelines. As of the date of this report, all covered non-employee directors and officers are in compliance with this policy.

Positions	Stock Ownership Guidelines
Non-Employee Directors	3 times annual Board retainer
Chief Executive Officer	3 times base salary
Chief Financial Officer; Chief Operating Officer	2 times base salary
Senior Vice Presidents and Vice Presidents	1 times base salary

The guidelines regarding equity ownership include direct and indirect beneficial ownership, as well as exercising control or direction over TESCO common shares and RSUs. To the extent a person holds multiple titles or positions, he or she is held to the higher applicable standard. As a transition measure, persons subject to these guidelines have five years from the date of appointment to accumulate the minimum holdings, with the expectation that fifty percent (50%) of the ownership would be achieved by the end of the third year. In addition, specific arrangements may, on a case-by-case basis, be made for non-employee directors when a qualified candidate might be precluded from serving due to these requirements.

So long as an officer or director subject to these guidelines is not currently meeting the applicable equity ownership listed above (whether by reason of the number of shares acquired or a change in the value of the Corporation’s stock), he or she is expected to retain at least 75% of any shares issued upon vesting or exercise of an award under the Corporation’s applicable equity plan, net of those shares sold to meet tax obligations in respect of such vesting or exercise. Officers and directors not meeting this expectation are asked and expected to explain their particular circumstances to the Board and demonstrate a plan to meet the guidelines.
Insider Trading and Speculation in TESCO Stock
The Corporation has well established policies which prohibit our officers, directors, and employees from purchasing or selling our securities while in possession of material, nonpublic information or otherwise using such information in any manner that would violate applicable laws and regulations.
To align the economic risk of stock ownership of management and shareholders, our Insider Trading and Reporting Policy prohibits all employees and their immediate family from directly or indirectly speculating in TESCO stock, including the sale or purchase of puts, calls, options of TESCO stock or other derivative securities based on TESCO stock. Directors, officers, and certain key employees are further prohibited from (i) engaging in any type of hedging activity which is intended to offset the economic value of any direct or indirect interest of such person in TESCO securities, or (ii) pledging TESCO stock as collateral for loans.
Impact of Accounting and Tax Treatment
Section 162(m) of the Internal Revenue Code of 1986 as amended places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation for U.S. tax purposes in any year with respect to our Chief Executive Officer and other

“covered executives,” unless the compensation is “performance-based compensation” as described in Section 162(m) and the related regulations, as well as pursuant to a plan approved by TESCO’s shareholders. Although certain portions of the compensation paid to such executives may qualify for deductibility under Section 162(m), we did not consider deductibility under Section 162(m) as a factor in designing compensation awards. Rather, we believe our interests are best served by designing our compensation arrangements to be competitive and to reward contributions to the achievement of our financial and non-financial goals. For that reason, the Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash incentive awards or equity incentive awards, which may not be deductible by reason of Section 162(m) or other provisions of the Code.
Executive Compensation-Related Fees
The following table sets forth the fees paid by TESCO to the Committee's independent outside compensation consultant, Mercer, in the past two fiscal years. The table categorizes the fees paid to Mercer as either executive compensation-related fees or other fees (i.e. fees unrelated to executive compensation matters). The section “All Other Fees” below explains the fees paid for services rendered by Mercer to the Corporation unrelated to executive compensation matters.

	2016	2015
Executive Compensation-Related Fees	$58,301	$8,649
Other Fees	$—	$21,851

All Other Fees
In 2016, we did not pay any such fees to Mercer. In 2015, Mercer rendered services to TESCO and its affiliates relating to employee compensation for certain offices in Argentina, Australia, China, Colombia, Ecuador, Indonesia, Malaysia, Russia, Saudi Arabia, UAE, and Venezuela. In 2015, these fees are attributable to Mercer due to its acquisition in 2010 of ORC Worldwide, a formerly independent company, which management had retained to provide the Corporation with global compensation and cost of living data. The Committee has approved management's continued retention of ORC Worldwide's services.

Compensation Committee Report

This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

We, the Compensation Committee of the Board, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) within the Executive Compensation section of this Proxy Statement with the management of the Corporation. Accordingly, we have recommended to the Board that the CD&A be included as part of this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE TESCO CORPORATION BOARD OF DIRECTORS
John P. Dielwart, Chair
Gary L. Kott
R. Vance Milligan, Q.C., ICD.D
Douglas R. Ramsay
Rose M. Robeson

Compensation Tables
SUMMARY COMPENSATION TABLE

This table shows the compensation paid by TESCO for the fiscal year ended December 31, 2016 to the Chief Executive Officer, Chief Financial Officer, the next three most highly compensated executive officers, and an executive officer who was appointed in November 2016 (the "NEOs"). All compensation is presented as of December 31, 2016.  Fernando R. Assing also served as an Employee Director in 2016 but received no compensation in that capacity.

Name	Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total ($)
Fernando R. Assing	President and Chief Executive Officer	2016	463,125	—	1,550,310	—	—	—		2,013,435
		2015	498,221	—	1,346,445	266,172	—	5,110	(4)	2,115,948
		2014	450,865	—	1,783,184	278,800	82,993	19,389	(5)	2,615,231
Christopher L. Boone	Senior Vice President and Chief Financial Officer	2016	324,188	—	516,770	—	—	—		840,958
		2015	344,084	—	504,595	88,806	—	—		937,485
		2014	325,000	—	728,412	243,375	47,396	88,171	(6)	1,432,354
John T. Gatlin	Senior Vice President and Chief Operating Officer	2016	37,500	—	510,600	—	—	—	(7)	548,100
Michael J. Niedermaier	Vice President, Eastern Hemisphere	2016	205,188	—	186,690	—	—	96,172	(8)	488,050
		2015	192,714	25,000	134,320	30,996	—	82,812	(9)	465,842
Michael E. Irausquin	Vice President, Western Hemisphere	2016	218,913	—	186,690	—	—	—	(10)	405,603
		2015	221,923	25,000	134,320	30,996	—	35,860	(11)	448,099
Thomas B Sloan Jr.	Vice President, Corporate Controller, and Principal Accounting Officer	2016	194,512	—	186,690	—	—	—		381,202
		2015	209,373	—	267,860	39,852	—	—		517,085

(1)
The amounts shown reflect RSUs and PSUs. Aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  A discussion of the assumptions underlying the calculation can be found in Note 7 – Shareholders' Equity and Stock-Based Compensation in our Form 10‑K for the fiscal year ended December 31, 2016. The grant date fair value of the PSUs granted during 2016, 2015, and 2014, assuming the highest level of performance conditions will be achieved, together with the value of the time-based RSUs would be as set in the table below.

(2)	Represents amounts earned under the annual STIP program. Actual payments are made in March of the following year.

(3)	Includes employer matching payments from the ESSP, life insurance premiums, spousal personal travel, annual physical exams, severance payments, and other payments as detailed below.

(4)	Includes ESSP matching contributions and an annual physical exam before those benefits were terminated.

(5)	(a) $17,871 in ESSP matching contributions; (b) an annual physical exam; and (c) spouse's personal travel and meals relating to a TESCO event.

(6)	Relocation expenses for move to Houston as part of employment offer.

(7)	Mr. Gatlin joined on November 14, 2016. His compensation here reflects his employment through year-end.

(8)
Includes (a) $30,778 for goods and services tax offset, (b) net $23,500 in rent support; (b) $20,519 in location compensation, and (c) $14,400 in transportation allowance, (d) $6,975 in payments for utilities, all per Mr. Niedermaier's expatriate assignment in Malaysia.

(9)
Corrects 2015 "Salary" and "All Other Compensation". Prior year proxy incorrectly included a 2014 non-equity incentive payment in the salary paid to Mr. Niedermaier in 2015 and also reflected amounts which are actually "All Other Compensation." "All Other Compensation" is updated and includes (a) net $21,058 in rent support; (b) $29,990 in goods and services tax offset, (c) $19,995 in location compensation, (d) $14,400 transportation allowance, (e) $7,220 Middle East special assignment supplemental compensation, and (f) $2,316 in payments for utilities, per Mr. Niedermaier's expatriate assignment in Malaysia.

(10)	Mr. Irausquin separated as an employee effective January 31, 2017. He received a $120,000 severance payment in 2017.

(11)	Relocation expenses as part of moving regional management from Mexico City to Houston.

Maximum Grant Date Fair Value Assuming All Performance Measures are Met
NEO	Stock Awards Granted in 2016	Stock Awards Granted in 2015	Stock Awards Granted in 2014
Fernando R. Assing	$2,449,620	$2,084,085	$3,143,556
Christopher L. Boone	$816,540	$750,835	$1,044,211
John T. Gatlin	$800,700	N/A	N/A
Michael J. Niedermaier	$254,380	$203,440	N/A
Michael E. Irausquin	$254,380	$203,440	N/A
Thomas B Sloan, Jr.	$254,380	$356,420	N/A

NARRATIVE OF DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Employment Agreements

The Corporation is a party to three (3) employment agreements with NEOs (Mr. Assing, Mr. Boone, and Mr. Gatlin) as of the date of this report. The agreements provide for a minimum annual base salary as most recently set by the Compensation Committee and participation in the Corporation's short-term incentive program and equity incentive programs as determined by the Compensation Committee. Other material terms of the employment agreements are described under "Potential Payments Upon Termination or Change of Control," beginning on page 29. Messrs. Niedermaier, Irausquin, and Sloan are all employed at-will by the Corporation.

Salary

The Corporation pays its employees on a bi-weekly schedule. This practice means that in most years there are twenty-six pay periods but occasionally there is a year with twenty-seven pay periods because of how the pay dates fall on the calendar.

Bonus

The 2015 payments to Messrs. Irausquin and Niedermaier in the "Summary Compensation Table" above reflect special, one-time recognition bonuses made by the Board to these individuals prior to their identification as executive officers and NEOs.

Non-Equity Incentive Plan
Our 2016 short-term incentive program provides for annual bonus payments to the NEOs and other eligible employees based on meeting certain strategic or financial objectives. A more detailed discussion of our short-term incentive plan and the performance objectives established under it for fiscal year 2016 is set forth in the “Compensation Discussion and Analysis” above. Short-term incentive plan awards are included in the “Non-Equity Incentive Plan” column of the "Summary Compensation Table" and the "Grants of Plan-Based Awards Table." No payments were made in 2015 and 2016 as the respective corporate profit and Adjusted EBITDA thresholds were not met.
Restricted Stock Units ("RSUs")
RSUs vest ratably one-third of award amount on each anniversary of the grant date.

Stock Options
Stock options vest ratably one-third of award amount on each anniversary of the grant date. Stock options have a term of seven years from the date of grant. No stock options were granted in 2016.
Performance Stock Units ("PSUs")
Awards in 2013 and January 2014:
PSUs are restricted stock with a performance component that vest two years after a one-year measurement period (e.g. PSUs awarded in November 2013 measure performance from January 1, 2014 through December 31, 2014 and vest December 31, 2016). The payout of each PSU is determined on the date of vesting by multiplying the value of our common shares on that date times a multiplier (which may be greater than or less than 1). The multiplier is based upon a performance objective formula that is determined when the PSU is originally granted and is "locked-in" at the conclusion of the performance period. There is no payout when threshold performance is not met. If the target performance hurdle is met, 100% of target payout is provided. If the stretch performance hurdle is met, 150% of target payout is paid. Intermediate numbers are interpolated. There is potential for 150% of the target payout to be paid if the maximum performance hurdle is met. PSU awards are included in the “Stock Awards” column of the Summary Compensation Table.

Awards in December 2014:
PSUs are restricted stock with a performance component that vest 2.5 months after a three-year measurement period (e.g. PSUs awarded in December 2014 measure performance from January 1, 2015 through December 31, 2017 and vest March 15, 2018). The payout of each PSU is determined on the date of vesting by multiplying the value of our common shares on that date times a multiplier (which may be greater than or less than 1). The multiplier is based upon a performance objective formula that is determined when the PSU is originally granted and is "locked-in" at the conclusion of the performance period. The threshold, target and maximum objectives are set forth in a matrix table adopted by the Compensation Committee that sets forth varying revenue earned over the performance period. There is no payout when threshold performance is not met. If the target performance hurdle is met, 100% of target payout is provided. If the stretch performance hurdle is met, 200% of target payout is paid. Intermediate numbers are interpolated. There is potential for 200% of the target payout to be paid if the maximum performance hurdle is met. PSU awards are included in the “Stock Awards” column of the Summary Compensation Table. PSUs were granted in 2014, 2013, and 2012.

Awards in December 2015 and November 2016:
PSUs are restricted stock with a performance component that vest 2.5 months after a three-year measurement period (e.g. PSUs awarded in December 2015 measure performance from January 1, 2016 through December 31, 2018 and vest March 15, 2019; PSUs awarded in November 2016 measure performance from January 1, 2017 through December 31, 2019 and vest March 15, 2020). The payout of each PSU is determined on the date of vesting by multiplying the value of our common shares on that date times a multiplier (which may be greater than or less than 1). The multiplier is based upon a performance objective formula that is determined when the PSU is originally granted and is "locked-in" at the conclusion of the performance period. The threshold, target and maximum objectives are set forth in a matrix table adopted by the Compensation Committee that sets forth varied payouts depending on TESCO's total shareholder return as compared to the performance peer group. There is no payout when threshold performance is not met. If the target performance hurdle is met, 100% of target payout is provided. If the stretch performance hurdle is met, 200% of target payout is paid. Intermediate numbers are interpolated. There is potential for 200% of the target payout to be paid if the maximum performance hurdle is met. PSU awards are included in the “Stock Awards” column of the "Summary Compensation Table" on page 24.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2016

		Estimated Future Payouts Range Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(1)
Fernando R. Assing	11/1/2016	—	—	—	23,250	93,000	186,000	93,000	—	—	$1,550,310
		—	463,125	926,250	—	—	—	—	—	—	—
Christopher L. Boone	11/1/2016	—	—	—	7,750	31,000	62,000	31,000	—	—	$516,770
		—	226,932	453,864	—	—	—	—	—	—	—
John T. Gatlin	11/14/2016	—	—	—	7,500	30,000	60,000	30,000	—	—	$510,600
		—	227,500	455,000	—	—	—	—	—	—	—
Michael J. Niedermaier	11/1/2016	—	—	—	1,750	7,000	14,000	17,000	—	—	$186,690
		—	81,900	163,800	—	—	—	—	—	—	—
Michael E. Irausquin	11/1/2016	—	—	—	1,750	7,000	14,000	17,000	—	—	$186,690
		—	86,000	172,000	—	—	—	—	—	—	—
Thomas B Sloan, Jr.	11/1/2016	—	—	—	1,750	7,000	14,000	17,000	—	—	$186,690
		—	77,805	155,610	—	—	—	—	—	—	—

(1)
Aggregate grant date fair value computed in accordance with FASB ASC Top 718. The underlying assumptions can be found in Note 7 - Shareholders' Equity and Stock-Based Compensation in our 2016 Form 10-K.

Grant Date. The Board made the annual grant of RSUs and PSUs for fiscal year 2016 on November 1, 2016. Mr. Gatlin received his grant upon appointment on November 14, 2016.
Estimated Possible Payouts Under Non-Equity Incentive Plan Awards. This column represents amounts available under the 2017 STIP, which were approved in November 2016. Amounts earned under the 2016 STIP by the NEOs are reported in the "Summary Compensation Table" under the column entitled “Non-Equity Incentive Plan Compensation.” The amounts listed for the NEOs reflect all base salary reductions discussed in the "Compensation Discussion and Analysis" section.
Estimated Future Payouts Under Equity Incentive Plan Awards. This column sets forth the number of PSU awards to the NEOs in 2016 that are subject to performance tests as described below. These include units awarded to each NEO as part of the annual grant in November 2016 or upon appointment. The vesting dates for all of the outstanding PSUs held by the NEOs as of the end of 2016 are set forth in the "Outstanding Equity Awards as of December 31, 2016" table below. As described in the "Compensation Discussion and Analysis" section and "Narrative of Disclosure to Summary Compensation table", the PSUs granted in November 2016 differ from those granted in prior years.
All Other Stock Awards: Number of Shares of Stock. This column sets forth the number of RSU awards to the NEOs in 2016. Each RSU unit is subject to a three-year time vesting period from the date of grant with one-third vesting on the grant anniversary until fully vested. Continued employment at the anniversary dates is a condition of the vesting.
All Other Option Awards: Number of Securities Underlying Options. No options to purchase shares of TESCO common stock were granted to the NEOs as part of the annual grant in November 2016 or upon appointment.
Exercise or Base Price of Option Awards. This column normally sets forth the exercise price for each option grant. The exercise price is typically equal to the average of the high and low trading price on the grant date.
Grant Date Fair Value of Stock and Option Awards. This column sets forth the grant date fair value of the stock and option awards granted during 2016, calculated in accordance with applicable accounting requirements. A discussion of the assumptions underlying the calculation can be found in Note 7 – Shareholders' Equity and Stock-Based Compensation in our Form 10-K for the fiscal year ended December 31, 2016.
Suspended Dividends on Common Stock. The Board suspended the quarterly dividend for common stock in February 2016 and formally ended the program in November 2016. Dividends were paid on vested RSUs and common stock only.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested (3)
Fernando R. Assing	35,900	—	$13.64	11/9/2017	—	—	—	—
	28,700	—	$14.34	8/10/2018	—	—	—	—
	29,700	—	$10.03	11/8/2019	—	—	—	—
	22,000	—	$18.06	11/7/2020	—	—	—	—
	43,734	21,866	$12.22	12/12/2021	—	—	—	—
	36,066	72,134	$8.52	12/4/2022	—	—	—	—
	—	—	—	—	161,001	$1,312,158	—	—
	—	—	—	—	—	—	248,900	$2,028,535
Christopher L. Boone	12,000	6,000	$19.83	1/1/2021	—	—	—	—
	14,600	7,300	$12.22	12/12/2021	—	—	—	—
	12,033	24,067	$8.52	12/4/2022	—	—	—	—
	—	—	—	—	58,502	$476,791
	—	—	—	—	—	—	73,000	$594,950
John T. Gatlin	—	—	—	—	—	—	—	—
	—	—	—	—	30,000	$244,500	—	—
	—	—	—	—	—	—	30,000	$244,500
Michael J. Niedermaier	4,600	—	18.06	11/7/2020	—	—	—	—
	4,400	2,200	12.22	12/12/2021	—	—	—	—
	4,200	8,400	8.52	12/4/2022	—	—	—	—
	—	—	—	—	23,501	$191,533	—	—
	—	—	—	—	—	—	19,200	$156,480
Michael E. Irausquin	1,468	—	14.19	5/10/2019	—	—	—	—
	4,934	—	10.03	11/8/2019	—	—	—	—
	4,600	—	18.06	11/7/2020	—	—	—	—
	4,400	2,200	12.22	12/12/2021	—	—	—	—
	4,200	8,400	8.52	12/4/2022	—	—	—	—
	—	—	—	—	23,501	$191,533	—	—
	—	—	—	—	—	—	19,200	$156,480
Thomas B Sloan, Jr.	4,400	2,200	$12.22	12/12/2021	—	—	—	—
	5,400	10,800	$8.52	12/4/2022	—	—	—	—
	—	—	—	—	34,001	$277,108	—	—
	—	—	—	—	—	—	21,000	$171,150

(1)
All options vest one-third per year on each anniversary and expire on the seventh anniversary of their respective grant dates. Vested options may be exercised for a period of 90 days following termination of employment. Unvested options are forfeited upon termination of employment.

(2)
Total number of (i) RSUs awarded to participant, and (ii) PSUs "locked-in" but unvested following the completion of the performance period (multiple award dates).  All RSUs vest one-third per year on each anniversary date of their respective grant dates and expire when fully vested. All PSUs granted in 2014, 2015, and 2016 vest shortly after the third anniversary of the performance period conclusion.

(3)	Market Value is based on the average of the high and low prices of our common stock as reported by Nasdaq on December 30, 2016 ($8.15).

(4)	Reflects the target vesting value of the December 2014, December 2015, and November 2016 PSU awards whose performance periods end December 31, 2017, 2018, and 2019 respectively.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired at Vesting (#)	Value Realized at Vesting ($)
Fernando R. Assing	—	—	62,904	517,336
Christopher L. Boone	—	—	25,087	202,906
John T. Gatlin	—	—	—	—
Michael J. Niedermaier	—	—	5,459	43,773
Michael E. Irausquin	—	—	5,459	43,773
Thomas B Sloan, Jr.	—	—	9,666	77,039

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Potential Payments upon Termination
Messrs. Assing, Boone, and Gatlin would be entitled to certain benefits upon termination pursuant to their employment agreements. Such benefits depend upon the circumstances surrounding their terminations, which are described below:

•
Termination by us upon death, disability or retirement. A cash lump sum equal to a pro rata portion of the STIP for the termination year, assuming target performance, would be paid in the following year.

•	Termination by us for cause or resignation by the NEO without good reason. No STIP payment for the year in which the termination occurs or severance payment would be due.

•
Termination by us without cause, or resignation by the NEO for good reason. (i) Mr. Assing would be entitled to a severance payment equal to two times the sum of his base annual salary and target STIP payment, and (ii) Messrs. Boone and Gatlin would each be entitled to a severance payment equal to the sum of his annual base salary and target STIP payment. The STIP payment for the year in which he is terminated would be calculated on the basis of a full year participation, meeting all requirements for a target bonus.

The table below sets forth the total estimated payments and benefits that would be paid to Messrs. Assing, Boone, and Gatlin as a result of the NEO’s termination of employment without cause or for good reason. The amounts shown assume termination of employment on December 31, 2016. The actual amounts that would be paid to the NEO under each scenario can only be determined at the time of termination.

Name	Termination Without Cause or for Good Reason ($)(1)
Fernando R. Assing President and Chief Executive Officer	1,852,500
Christopher L. Boone Senior Vice President and Chief Financial Officer	551,120
John T. Gatlin Senior Vice President and Chief Operating Officer	552,500

(1)
Does not include the value of vested stock options and incentive awards held by the NEOs as of December 31, 2016 because they had already been earned by the NEO and their vesting is not contingent on a termination of employment. See “Outstanding Equity Awards At December 31, 2016,” above.

Potential Payments upon a Change of Control
Messrs. Assing, Boone, and Gatlin each had an employment agreement as of December 31, 2016. These employment agreements provide for certain benefits to be paid to the NEOs in the event of a “change of control,” defined as:

•
A change in ownership that occurs when one person or a group (as determined for the purposes of Internal Revenue Code Section 409A) acquires stock that, combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the Corporation (incremental increases in ownership by a person or group that already owns fifty percent (50%) of the Corporation do not result in a change in ownership);

•
A change in effective control that occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing more than 50% of the voting power of the Corporation, or (y) the majority of the board of directors of the Corporation is replaced by persons whose appointment or election is not endorsed by a majority of the Board of the Corporation prior to the date of the appointment or election; or

•
A change in ownership of a substantial portion of the assets that occurs on the date that a person or a group acquires, during any 12-month period, assets of the Corporation having a total gross fair market value equal to more than 50% of the total gross fair market value of all of the Corporation’s assets; provided, however, that there is no change in control event under this subsection when there is a transfer to: (w) a shareholder of the Corporation (immediately before the asset transfer) in exchange for or with respect to its stock; (x) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Corporation immediately after the asset transfer; (y) a person, or more than one person acting as a group, that owns immediately after the asset transfer, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Corporation; or (z) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in item (y) within the meaning of Internal Revenue Code Section 409A. For the purposes of this paragraph, “gross fair market value” shall have the meaning as provided in Section 409A.

The NEOs would receive the following in the event of a change of control if they are employed by TESCO at that time. Under their employment agreements, Messrs. Assing, Boone, and Gatlin would be due payments upon a change of control only if their employment is terminated by TESCO other than for cause, disability or death, or if the executive terminates his employment for good reason, within 12 months of such change of control (e.g. double-trigger change of control clauses).  Messrs. Niedermaier, Irausquin, and Sloan are not parties to any agreement providing for payment upon change of control other than the standard terms of their equity instruments of grant that provide for accelerated vesting upon a change of control event.

	Trigger	Change of Control Payment	Acceleration of Existing Unvested Equity-Based Awards	18 Months of COBRA Benefit	280G Gross-Up Payment	Excess Parachute Payment Reduction
Fernando R. Assing	Double	3 x (Annual Base Salary + Target STIP)	Yes	No	No	Yes
Christopher L. Boone	Double	2 x (Annual Base Salary + Maximum STIP)	Yes	Yes	No	No
John T. Gatlin	Double	2 x (Annual Base Salary + Target STIP)	Yes	No	No	Yes
Michael J. Niedermaier	N/A	None.	Yes	No	No	No
Michael E. Irausquin	N/A	None.	Yes	No	No	No
Thomas B Sloan, Jr.	N/A	None.	Yes	No	No	No

To receive the benefits upon a change of control, the affected NEO must pay any debts owed to TESCO and must execute a release of liability in favor of TESCO against any future employment-related claims.

If we had experienced a change of control on December 31, 2016, we would have had to pay to the NEOs the following amounts.

Executive	Change of Control Payment ($)	Value of Accelerated Options ($) (1)	Value of Accelerated Performance Stock Units ($) (2)	Value of Accelerated Restricted Stock Units ($)	18 Mo. COBRA Benefit ($) (3)	280G Gross Up Payment ($)	Total ($)
Fernando R. Assing (4)(5)	2,778,750	—	2,053,425	1,328,250	—	—	6,160,425
Christopher L. Boone(4)	1,556,100	—	602,250	482,642	28,948	—	2,669,940
John T. Gatlin(4)(5)	1,560,000	—	247,500	247,500	—	—	2,055,000
Michael J. Niedermaier (6)	—	—	158,400	193,883	—	—	352,283
Michael E. Irausquin (6)	—	—	158,400	193,883	—	—	352,283
Thomas B Sloan, Jr. (6)	—	—	173,250	280,508	—	—	453,758

(1)
The value of accelerated stock options upon a change of control has been calculated as the difference between the exercise price and the closing price of the shares on December 31, 2016, multiplied by the number of options vesting as a result of the change of control. Options with exercise prices above the market price on that date have not been taken into account.

(2)
The value of accelerated PSUs upon a change of control has been calculated (i) assuming target performance for those PSUs whose performance periods have not concluded, and (ii) using the locked-in units for those PSUs whose performance periods have concluded.

(3)	Mr. Boone is entitled to a lump sum payment equal to the cost of 18 months COBRA coverage.

(4)
Messrs. Assing, Boone, and Gatlin would be entitled to change of control payments if their employment was terminated for good reason by the executive or without cause by the Corporation within 12 months after a change of control.

(5)
Per the terms of Messrs. Assing's and Gatlin's employment agreements, if the payments and benefits would be subject to Section 280G of the Code, the payments and benefits will be reduced consistent with the requirements of Section 409A to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code.

(6)
Each of Messrs. Niedermaier, Irausquin, and Sloan are not a party to any agreement that provides severance upon a change of control but are eligible for accelerated vesting of his outstanding equity upon a change of control per the terms of their equity instruments of grant.

AUDIT-RELATED MATTERS
Audit Committee Report

The following is our Audit Committee’s report in its role as the overseer of the integrity of our financial statements, the financial reporting process, our independent auditor’s performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditors' work. This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market and rules of the SEC. The Audit Committee operates under a written charter which is available on the Corporation’s website at www.tescocorp.com by selecting “Investor Relations,” then “Corporate Governance.” The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for public company audit committees.

The Audit Committee has reviewed and discussed the consolidated financial statements as of, and for, the year ended December 31, 2016 with management and Ernst & Young LLP, the Corporation’s independent registered public accounting firm.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed with the independent auditors pursuant to Statement on Auditing Standards No. 61 (Communication with the Audit Committees), as amended (AICPA, Professional Standards, Vol. 1., AU Section 280) and as adopted by the Public Accounting Oversight Board ("PCAOB") in Rule 3200T, including the quality of the Corporation’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Ernst & Young LLP matters relating to its independence and the written disclosures and letter from Ernst & Young LLP to the Audit Committee pursuant to Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees), required by PCAOB Ethics and Independence Rule 3526.

Taking all of these reviews and discussions into account, the members who served on the Audit Committee on December 31, 2016 and on the date the Corporation filed its Annual Report on Form 10-K, have recommended that the Board of Directors approve the Corporation’s 2016 audited financial statements and their inclusion in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC and Canadian securities regulators.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE TESCO CORPORATION BOARD OF DIRECTORS
Elijio V. Serrano, Chair
John P. Dielwart
Gary L. Kott
Rose M. Robeson

Audit Committee Policy for Approval of Audit and Permitted Non-Audit Services
The Audit Committee is responsible for the appointment, retention, compensation, and oversight of our independent registered public accounting firm. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the Audit

Committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with SEC rules and regulations and does not impair the registered public accounting firm’s independence. Our Chief Financial Officer is the primary contact to receive and assess any proposed engagements from the independent registered public accounting firm. Following receipt and initial review for eligibility by these primary contacts, a proposal is forwarded to the Corporate Secretary for delivery to the Audit Committee which would review and consider whether to permit the proposed engagement. The Audit Committee has delegated specific authority for pre-approval to the Chair of the Audit Committee for the period between committee meetings, provided the estimated fee of the proposed service does not exceed $25,000. The Chair must report any decisions to the Audit Committee at its next scheduled meeting.

Auditor Fees and Services
The table below provides the aggregate fees paid or accrued by TESCO to its independent registered public accounting firm for the years ended December 31, 2016 and December 31, 2015.

	Ernst & Young LLP	Ernst & Young LLP
Service Provided	2016	2015
Audit Fees (a)	$1,510,717	$1,870,000
Audit-related Fees (b)	50,000	—
Tax Fees (c)	$101,850	$220,000
All Other Fees	$—	$—
Total	$1,662,567	$2,090,000

(a)
Audit Fees consist of the aggregate fees billed or expected to be billed for professional services rendered by the independent registered accounting firm for the audit of TESCO’s annual financial statements and internal control structure in accordance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, and for services that are normally provided by the independent registered accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees consist of the fees paid for the Corporation's Form S-3 filing in 2016.

(c)	Tax Fees include services for tax compliance, research, and technical tax advice.

Our Audit Committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors’ independence. For more information with respect to our Audit Committee and its relationship with our outside auditors, see “Corporate Governance and Board Matters - Audit Committee” above.

MATTERS TO BE ACTED UPON AT THE MEETING
PROPOSAL ONE – Election of Directors

One of the purposes of the Meeting is to elect directors to hold office until the next annual general meeting of shareholders and until their successors have been qualified and duly elected or appointed. There are presently nine (9) directors, each of whose term of office will expire at the Meeting. With two (2) directors retiring at the Meeting, the number of Board seats is set at seven (7).

Below are the names, principal occupations, ages, committee memberships, directorships held with other public companies, and other biographical data for the seven (7) director nominees, as well as the month and year each nominee was first elected or appointed as one of our directors. The following information has been obtained from our records or from the nominees directly as of March 22, 2017. For further information concerning the nominees, see “Corporate Governance and Board Matters” and “Security Ownership of Management and Certain Beneficial Owners” included elsewhere in this proxy statement. Each of the nominees for election has consented to being nominated, agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve.

The Board recommends a vote FOR all nominees.

Nominees for Director

Name and Occupation	Age	Director Since	Description
Fernando R. Assing President and Chief Executive Officer of the Corporation	51	December 2014
Mr. Fernando R. Assing has been a Director of the Corporation since December 2014. Mr. Assing has served as our President and Chief Executive Officer since December 2014. Prior thereto, he served as our (i) Executive Vice President and Chief Operating Officer from December 2013, (ii) Senior Vice President and Chief Operating Officer from August 2011 until December 2013, and (iii) Senior Vice President of Marketing and Business Development from May 2009 until August 2011. Prior to joining TESCO, Mr. Assing served in multiple global and regional positions within the Integrated Projects Management Division of Schlumberger between 1997 and 2009. Before that, Mr. Assing worked for Technip in various project management and business development capacities between May 1991 and August 1997. Mr. Assing is a member of the Board of Directors of the Greater Houston Partnership, a non-profit organization, since January 2016. He graduated from the Jose Maria Vargas University in 1991 with a degree in civil engineering. Mr. Assing is a resident of Katy, Texas, USA.

John P. Dielwart Independent Businessman	64	March 2014
Mr. Dielwart sits on the Audit Committee and is Chair of the Compensation Committee. Mr. Dielwart is Vice Chairman and Director of ARC Financial Corp., a position he has held since May 2013. ARC Financial is a Calgary-based private equity firm focused exclusively on energy investment in Canada. He retired from ARC Resources Ltd. in May 2013 after serving as that company's Chief Executive Officer since 2001. He founded ARC Resources Ltd. in July 1996 and served as President until 2001. Mr. Dielwart serves on the board of directors of three other public companies: ARC Resources Ltd., Denbury Resources Ltd., and TransAlta Corporation. Mr. Dielwart served two three-year terms as Governor of the Canadian Association of Petroleum Producers including eighteen months (2002-2004) as Chairman. Mr. Dielwart graduated from the University of Calgary in 1977 with a Bachelor of Science with Distinction in Civil Engineering. Mr. Dielwart is a resident of Calgary, Alberta, Canada. His independence, experience as a public company chief executive officer in the energy industry qualify him to serve on our Board.

R. Vance Milligan, Q.C., ICD.D Retired Partner, Bennett Jones LLP, Barristers & Solicitors	65	February 2006
Mr. Milligan is Chair of the Corporate Governance and Nominating Committee and sits on the Compensation Committee. Prior to his retirement on December 31, 2010, Mr. Milligan practiced law with the Canadian national law firm of Bennett Jones LLP, Barristers & Solicitors, since August 1980. Mr. Milligan’s practice focused on representing public and private companies in the energy sector, with an emphasis on mergers and acquisitions, public and private financings, as well as matters relating to corporate governance. Mr. Milligan serves as a director of Newalta Corporation and had served as a director or trustee of its predecessor entities since 1994. Mr. Milligan is a resident of Calgary, Alberta, Canada. Mr. Milligan has completed the academic requirements for the Directors Education Program for the Institute of Corporate Directors and has been granted the designation of ICD.D. Mr. Milligan's independence, experience as a public company director, experience as an attorney practicing in matters of corporate law and governance, and his training qualify him to serve on our Board.

Name and Occupation	Age	Director Since	Description
Douglas R. Ramsay Independent Businessman	61	November 2016
Mr. Ramsay sits on both the Compensation Committee and the Corporate Governance and Nominating Committee. Mr. Ramsay was a founder of Calfrac Well Services Ltd., and retired as Chief Executive Officer of that company in December 2013, a position he had held since the company's inception in September of 1999. Mr. Ramsay has been a member of the board of directors of Calfrac Well Services Ltd. since September 1999, and has also served as Vice Chairman of the board of directors since January 2014. Mr. Ramsay has an extensive background in the oil and natural gas industry, having served as the President of Canadian Fracmaster Ltd. from 1992 to 1994, and a member of that company's board of directors during such period. Mr. Ramsay received his Petroleum Engineering Technology diploma from the Southern Alberta Institute of Technology in 1977. Mr. Ramsay is a resident of Okotoks, Alberta, Canada. Mr. Ramsay's independence and experience as a public company executive in the energy industry qualify him to serve on our Board.

Rose M. Robeson Independent Businesswoman	56	October 2015
Ms. Robeson sits on both the Audit Committee and the Compensation Committee. She retired as the Senior Vice President and Chief Financial Officer from DCP Midstream GP, LLC, the general partner of DCP Midstream Partners, LP, in March 2014 after serving since May 2012. Ms. Robeson also served as Group Vice President and Chief Financial Officer of DCP Midstream LLC from January 2002 to May 2012. Ms. Robeson has served as a director of SM Energy Inc. since July 2014 where she serves as the Audit Committee Chair and previously sat on the Compensation Committee from July 2014 until May 2016. Ms. Robeson previously served as a director of American Midstream GP, LLC, the general partner of American Midstream Partners, LP from June 2014 until June 2016. Ms. Robeson received her B.S. degree in accounting from Northwest Missouri State University in 1982. Ms. Robeson became a certified public accountant in 1983; her license is currently inactive. Ms. Robeson is a resident of Centennial, Colorado, USA. Ms. Robeson’s independence and experience as a public company executive in the energy industry qualify her to serve on our Board.

Elijio V. Serrano Senior Vice President and Chief Financial Officer of TETRA Technologies	59	March 2014
Mr. Serrano serves as the Chair of the Audit Committee and sits on the Corporate Governance and Nominating Committee. He currently serves as the (i) Senior Vice President and Chief Financial Officer of TETRA Technologies Inc., positions he has held since August 2012, and (ii) Chief Financial Officer of CSI Compressco L.P., a position he held from August 2014 until June 2016 then renewed in March 2017. Prior thereto, he served as chief financial officer of UniversalPegasus International, a global project management, engineering, and construction management company, from October 2009 through July 2012. Following his resignation from Paradigm BV in February 2009 and until his acceptance of the position with UniversalPegasus International in October 2009, Mr. Serrano was retired. From February 2006 through February 2009, Mr. Serrano served as chief financial officer and executive vice president of Paradigm BV (formerly Paradigm Geophysical Ltd.), a provider of enterprise software solutions to the oil and gas industry. From October 1999 through February 2006, Mr. Serrano served as chief financial officer of EGL, Inc., a publicly-traded transportation and logistics company. From 1982 through October 1999, Mr. Serrano was employed in various capacities by Schlumberger Ltd., including as vice president and general manager of the western hemisphere operations of Schlumberger's Geco-Prakla seismic division (from 1997-1999), as group controller for the global operations of the Geco-Prakla seismic division (from 1996 to 1997), and from 1992 to 1996 as controller of various geographical units of the Geco-Prakla seismic division. Mr. Serrano received his B.B.A. degree in accounting and finance from the University of Texas at El Paso in 1979. Mr. Serrano became a certified public accountant in the State of Texas in 1986 and continued as a certified public accountant until March 2002, at which time his license became inactive. Mr. Serrano is a resident of Houston, Texas, USA. Mr. Serrano's independence and experience as a public company executive in the energy industry qualify him to serve on our Board.

Name and Occupation	Age	Director Since	Description
Michael W. Sutherlin Independent Businessman	70	March 2012; previously September 2002 until August 2011
Mr. Sutherlin has served as our Chairman since January 2014. Mr. Sutherlin served as President, Chief Executive Officer, and a director of Joy Global, Inc., a mining equipment and services provider from November 2006 until December 2013. Mr. Sutherlin also served on the board of International Mining Machinery Ltd. before that company was delisted and became a wholly owned subsidiary of Joy Global, Inc. Prior to that, Mr. Sutherlin served as Joy Global, Inc.'s Executive Vice President and the President and Chief Operating Officer of Joy Technologies, Inc. Before he joined Joy Global, Inc. in 2003, Mr. Sutherlin was Group President, Drilling Equipment, and President and Chief Operating Officer of Varco International, Inc. Mr. Sutherlin currently serves on the board of two other public companies: Peabody Energy and Schnitzer Steel Industries, Inc. Mr. Sutherlin is a resident of Yarrow Point, Washington, USA. Mr. Sutherlin's independence, experience as a public company director, and experience as a public company director and executive in the energy industry qualify him to serve on our Board.

PROPOSAL TWO – Appointment of the Independent Auditors

The Audit Committee of the Corporation proposes that Ernst & Young LLP ("E&Y") be appointed as TESCO's independent registered public accounting firm to hold office until the close of the next annual general meeting of shareholders. Representatives of E&Y are expected to be present at the Annual General Meeting and will have an opportunity to make a statement if they so desire and will respond to appropriate questions.

The Board recommends a vote FOR the appointment of Ernst & Young LLP as our independent auditors to hold office until the next annual general meeting of shareholders, at a remuneration to be determined by our Board.

PROPOSAL THREE–Approval of 2016 Named Executive Officer Compensation

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act required the SEC to adopt rules requiring TESCO to seek a non-binding advisory vote from our shareholders to approve the compensation awarded to our named executive officers disclosed pursuant to Section 14A of the Exchange Act and Item 402 of Regulation S-K.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, as described in this proxy statement.  Shareholders should refer to and consider this information in evaluating the TESCO’s approach to compensating our executive officers.

The Compensation Committee will continue to emphasize compensation arrangements with the objective of aligning the financial interests of our executives with the long-term interests of our shareholders. Please refer to the sections entitled “Compensation Discussion and Analysis” and other sections under “Executive Compensation” of this proxy statement for a detailed discussion of TESCO’s executive compensation in 2016. Our Board recognizes that executive compensation is an important matter of shareholder concern and believes that providing shareholders with the opportunity to review our compensation programs annually is a matter of good corporate practice.

You have the opportunity to vote for, against, or abstain from the non-binding advisory vote to approve the 2016 named executive officer compensation.

The Board recommends a vote FOR this Proposal.

PROPOSAL FOUR– Determination of the Frequency of the Shareholder Vote on Executive Compensation

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act required the SEC to adopt rules requiring the Corporation to seek a non-binding advisory vote from our shareholders to determine the frequency with which the Corporation's shareholders will vote to approve the compensation to our named executive officers pursuant to Section 14A of the Exchange Act.

You have the opportunity to vote for every one (1) years, for every two (2) years, for every three (3) years or abstain from voting on the frequency of the shareholder vote on named executive officer compensation. This vote is a nonbinding advisory vote on the frequency of the shareholder vote on executive compensation.

The Board recommends that Shareholders vote FOR "Every One (1) Year" for this Proposal.

PROPOSAL FIVE–Approval of the Tesco Corporation 2017 Long-Term Incentive Plan

On January 20, 2017, our Board of Directors adopted the Corporation's 2017 Long-Term Incentive Plan (the “Plan”), subject to stockholder approval. The Plan replaces our existing equity incentive plan, the Amended and Restated 2005 Incentive Plan (the "Existing Plan"), and, upon stockholder approval of the Plan, no further awards may be granted under the Existing Plan. We are asking you to approve the Plan, which will make 3,000,000 shares of our common stock available for the granting of awards under compensatory arrangements and incentives permitted by the Plan. Based on our historic and projected future usage patterns, the Compensation Committee estimates that the shares available under the Plan will be sufficient to provide grants for the next two years. Our Board of Directors believes the ability to grant equity awards is an essential tool for TESCO to attract and retain high-caliber employees, officers, directors and other service providers critical to its success. The Existing Plan expires by its terms on May 18, 2017. As a result, if our stockholders do not approve the Plan, TESCO will lose its ability to use equity as a compensation tool after May 18, 2017.

The material features of the Plan are more fully described below. In addition to making 3,000,000 shares of our Common Stock available for the granting of awards, the Plan includes the following features:

•
No Liberal Share Recycling. Shares of common stock withheld by TESCO to pay the withholding taxes related to any award or the exercise price of a stock option will not again be available again for grant under the Plan.

•	No Stock Option Repricing without Shareholder Approval. Repricing of stock options and stock appreciation rights is prohibited unless prior shareholder approval is obtained.

•
Fungible Share Counting. A share of common stock covered by full value award (i.e., an award other than a stock option or stock appreciation right) will count against the number of shares of common stock reserved for issuance under the Plan as 1.73 shares of common stock.

•	Clawback of Awards. Awards under the Plan may be subject to TESCO’s compensation recoupment (“clawback”) policy.

•	Minimum Vesting Period. Subject to limited exceptions, the Plan requires a one-year minimum vesting period on awards.

•
No discounted stock options/stock appreciation rights.  The Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the fair market value of the common stock on the date of grant.

•	Limitation on term of stock options. The maximum term of each stock option is ten years.

Key Historical Equity Metrics

In its determination to approve the Plan, our Board of Directors reviewed the burn rate, dilution and overhang metrics disclosed below, peer group market practices and trends, and the costs associated with the Plan’s authorized shares, including the estimated shareholder value transfer cost.

Our current capital structure consists of 46,721,520 shares of outstanding common stock as of March 22, 2017. The following table shows how the key equity metrics have changed over the past three fiscal years under the Plan:

Key Equity Metrics	2014	2015	2016	3-Year Average (2014-2016)
Shares subject to awards granted(1)	876,052	1,244,936	1,517,264	1,212,751
Burn rate(2)	2.73%	3.84%	3.52%	3.37%
Dilution(3)	8.18%	9.05%	7.77%	8.33%
Overhang(4)	4.07%	4.71%	4.38%	4.39%

(1)	Reflects total number of shares subject to equity awards granted during the fiscal year (including performance awards earned during the applicable fiscal year).

(2)
Burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year (including performance awards earned during the fiscal year) by the total weighted-average number of shares outstanding during the period.

(3)
Dilution is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

(4)
Overhang is calculated by dividing the number of shares subject to awards outstanding at the end of the fiscal year by the number of shares of our common stock outstanding at the end of the fiscal year. Overhang measures the potential dilutive effect of outstanding equity awards and future awards available for grant.

Summary of the Plan

The following summary of certain material features of the Plan is qualified in its entirety by reference to the Plan, which is attached as Exhibit A to this Proxy Statement.

Purpose of the Plan
The purpose of the Plan is to assist us in attracting, retaining and motivating employees, officers, directors and service providers by rewarding, and providing financial incentives for, individual performance. Additionally, the Plan allows us to offer our employees, officers, directors and service providers the opportunity to acquire and increase their proprietary interest in the Corporation, thereby more closely aligning their interests with those of our stockholders.

Eligibility and Available Awards
The Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, “stock options”), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance based awards (each, an “Award”).
All employees and service providers of the Corporation or of any affiliate (as defined in the Plan) of the Corporation and non-employee directors of the Corporation are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees of the Corporation and its subsidiaries. Further, non-qualified stock options and stock appreciation rights may only be granted to employees and service providers of the Corporation or a corporation or other entity in a chain of corporations and/or other entities in which the Corporation has a controlling interest and to non-employee directors of the Corporation. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that certain of our employees will participate in the Plan, along with all non-employee directors who serve on the Corporation’s Board of Directors.

Administration
The Plan is administered by the Compensation Committee, unless the Board of Directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee must be ratified by the Board of Directors.
Subject to the provisions of the Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares of common stock acquired pursuant thereto; (v) interpret the Plan and all Awards under the Plan; (vi) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an Award will be settled in shares of common stock, cash, or any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a participant’s termination of service; (xii) prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or adopt sub-plans or supplements to, or alternative versions of, the Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards; and (xiii) make all other determinations necessary or advisable for the administration of the Plan. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.
Our Board of Directors may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan, in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Corporation’s stock may be listed.
Stock Available for Issuance
Upon stockholder approval of the Plan, the maximum number of shares of common stock reserved and available for issuance in connection with Awards under the Plan will be 3,000,000 shares, subject to adjustment as provided in the Plan.
Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan. No Award may be granted if the number of common stock to be delivered in connection with such Award exceeds the number of shares of common stock remaining available under the Plan, minus the number of shares of common stock issuable in settlement of or relating to then-outstanding Awards. Awards of Options and Stock Appreciation Rights shall count against the number of shares remaining available for issuance as one (1) share of common stock for each share of common stock subject to such Awards. All other Awards settled in common stock (i.e. "Full-Value Awards") shall count against the number of shares of common stock remaining available for issuance pursuant to Awards as one and seventy-three one hundredths (1.73) shares of common stock for each share of common stock covered by such Awards.
Award Limits
Upon stockholder approval of the Plan, the maximum number of shares of common stock that may be issued under the Plan pursuant to an exercise of incentive stock options is 2,000,000 shares. The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 2,000,000 shares. The maximum number of shares of common stock which may be subject to Full-Value Awards made to any one participant pursuant to the Plan in any calendar year shall be 1,500,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards that shall be settled in cash shall not exceed $7,500,000. The maximum number of shares of common stock subject to options or stock appreciation rights awarded to any one Non-Employee Director pursuant to this Plan in any calendar year shall not exceed 400,000 shares. The maximum number of shares of common stock which may be subject to Full-Value Awards made to any one Non-Employee Director pursuant to this Plan in any calendar year shall be 300,000 shares. The foregoing limitations on the numbers of shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.

Adjustments Upon Changes in Capitalization or Reorganization
Upon a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of shares, combination of shares or the like that results in the outstanding shares being changed into or exchanged for a different kind of shares or other securities, the Board will adjust any or all of the following: (a) the remaining number of authorized shares of common stock with respect to which Awards may be granted, (b) the number of shares of common stock subject to each and all outstanding Awards, (c) the exercise price or other similar value with respect to an Award, (d) the performance goals applicable to any outstanding Awards intended to comply with the requirements of Section 162(m) of the Code (subject to such limitations as appropriate under Section 162(m) of the Code), and (e) any other terms of an Award that are affected by the event, subject to any required action by our stockholders. The Plan does not permit the Compensation Committee to re-price stock options or stock appreciation rights without stockholder approval.
Types of Awards
Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options.
Except as described below, the exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to an employee owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to stock options (determined as of the date the stock option is granted under the Plan (or any other stock option plan of ours or our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.
Except for grants of incentive stock options to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates (which stock options may not be exercised later than five years after the date of grant), no stock option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment must be in cash or certified check or by the Corporation withholding shares otherwise issuable from the exercise of the stock option.
Restricted Stock. Restricted stock is common stock that is subject to forfeiture and such other restrictions as the Compensation Committee may impose, including performance criteria, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.
When granted, restricted stock is registered in the name of the participant and left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, holders of restricted stock shall not have the right to receive dividends with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, the participant forfeits the restricted stock pursuant to the terms of the Plan and of his or her Award agreement, we will have the right to repurchase the participant’s restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.
Stock Appreciation Rights. A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount equal to the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the number of shares of common stock to which the stock appreciation right applies, the time or times at which and the circumstances under which a stock appreciation right may vest and be exercised, the term of the stock appreciation right, subject to a ten year maximum term, and such other terms and conditions as the Compensation Committee may determine. No stock appreciation right shall be exercisable prior to vesting, after forfeiture, or later than its expiration date.

To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.
Restricted Stock Units. An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive upon vesting, the value of the number of notional shares vested. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority to determine the periods of restriction, the amount payable under the award and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restricted stock unit vests.
Phantom Stock. An award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in shares of common stock. The right to receive payment of an award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom Stock awards may be payable in cash, shares of common stock or a combination thereof. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the phantom stock award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the phantom stock vests.
Other Stock or Performance Based Awards. An other stock or performance based award is an award the value of which is based in whole or in part by reference to, or based on or related to, a share of common stock or cash as determined by the Compensation Committee to be consistent with the purposes of the Plan. An other stock or performance based award may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions, if any, of other stock or performance based awards, including any performance criteria covering such Awards, consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance based awards shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs.
Awards intended to comply with the requirements of Section 162(m) of the Code. The Plan authorizes the Compensation Committee to grant any Award and provide that it shall be granted to comply with the requirements of Section 162(m) of the Code.
The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Awards granted to comply with the requirements of Section 162(m) of the Code will vest and be paid only if and to the extent vested under the performance goals.
Performance goals will be established, Awards will be granted, and the Award agreement will be provided to the participant and shall become binding at a time when the achievement of or outcome under each applicable performance goal is “substantially uncertain” (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the performance period or the lapse of 25 percent (25%) of the performance period, unless otherwise required or permitted for “performance-based compensation” under Section 162(m) of the Code. Performance goals may differ among participants and Awards.
The business criteria are as follows: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) increase in assets; (x) return on investment; (xi) return on capital employed; (xii) increase in working capital; (xiii) return on equity; (xiv) economic value added; (xv) gross margin; (xvi) net income; (xvii) pretax earnings; (xviii) pretax earnings before interest; (xix) pretax earnings before depreciation and amortization; (xx) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xxi) operating income; (xxii) total stockholder return; (xxiii) debt reduction; (xxiv) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxv) reduction of expenses; (xxvi) cost reduction; (xxvii) inventory turns; (xxviii) days sales outstanding; (xxix) total recordable incident rates; (xxx) service quality; (xxxi) cash conversion cycle; (xxii) total receivables, and (xxxiii) collection of accounts receivable.
The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant’s negative conduct or other activities or factors as the Compensation

Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify, in writing, the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria.
Dividends and Dividend Equivalents
No Award granted under the Plan may provide for the payment of dividends or dividend equivalents until the Award vests.
Withholding
We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (i) tender of a cash payment to us or (ii) withholding of cash payable or of shares of common stock otherwise issuable under an Award.
Amendment of Awards
The Compensation Committee may amend an Award; provided, however, except in the case of a change of control, no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect.
Clawback
The Plan provides that any Award granted pursuant to the Plan shall be subject to mandatory repayment by the participant to the Corporation to the extent the participant is, or in the future becomes, subject to any Corporation “clawback” or recoupment policy implemented by the Corporation, including any clawback or recoupment policy adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise.
Term of the Plan
If the Plan is approved by our shareholders, the Plan shall terminate on January 20, 2017 (i.e., ten years after the date of the adoption of the Plan by the Board of Directors), unless earlier terminated by the Board of Directors. No Award may be granted under the Plan after its termination.
Change of Control
Unless otherwise provided in an Award agreement, in the event of a change of control of the Corporation (as defined in the Plan), any then-outstanding Awards will become fully vested (with performance-based Awards vesting at the “target” level of performance).
Termination of the Participant
Upon a participant’s termination, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The Board of Directors or Compensation Committee may provide for the continuation of certain Awards, except if such continuation would cause certain adverse tax consequences.
Summary of Certain Federal Income Tax Considerations
The following summary is based on certain applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover all federal income tax consequences or any federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or foreign taxes.
Status of Stock Options. Stock options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.
Non-qualified Options. Generally, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder.
Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no ordinary income for federal income tax purposes upon disposition of stock acquired pursuant to the exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the corporation granting the option, (b) the parent corporation or a subsidiary corporation of the granting corporation, or (c) a corporation (or the parent corporation or a subsidiary corporation of such corporation) that has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability (as defined in Section 22(e)(3) of the Code). If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. In the case of disposition of shares of common stock following expiration of the Holding Period, we would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.
If, however, an option holder disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange, gift or a transfer of legal title, but does not include certain other transfers, such as by reason of death or a pledge or an exchange of shares described in Section 424(c) of the Code.
Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).
Restricted Stock. Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed at ordinary income rates when the stock vests (an amount equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize compensation income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and the participant is not taxed, nor do we receive any deduction received, upon vesting of the shares. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.
When the participant sells the shares following vesting, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction upon disposition of the stock by the participant. If, following vesting, the participant sells the shares and the amount realized is more than the participant’s basis in the stock, the participant will recognize a capital gain. If, following vesting, the participant sells the shares and the amount realized is less than the participant’s basis in the stock, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).
Stock Appreciation Rights. Upon the exercise of a stock appreciation right, if shares are received in settlement of the stock appreciation right, the fair market value of those shares received is recognized as income for federal income tax purposes at the time of exercise of the stock appreciation right. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the number of shares of common stock with respect to which the stock appreciation is exercised over the fair market value of the corresponding number of shares of common stock on the date of grant is recognized as income for federal income tax purposes at the time of exercise. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.
Restricted Stock Units. In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, upon vesting, the amount paid to the participant (whether in cash, shares, or a combination thereof) denominated in cash will be taxable as compensation to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.
Phantom Stock. In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, upon vesting, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to fair market value of a share of common stock multiplied by the specified number of notional shares of common stock that have vested will be taxable as compensation to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the participant.
Other Tax Considerations
In the event of a change of control of the Corporation, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the participant. Awards under the Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.
Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance based compensation” under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit.
Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the stock on the date of grant will qualify as performance based compensation. Other Awards may or may not so qualify, depending on their terms.
Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and an additional 20% tax to the participant under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards either to be exempt from or to comply with Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code, but is not required to do so. There is no commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any participant with respect to any Award.
Inapplicability of ERISA
Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.
Plan Benefits
Information cannot be provided with respect to the number of Awards that will be received by any particular individual employee or group of employees pursuant to the Plan, since the grant of such Awards is within the discretion of the Compensation Committee. All future grants under the Plan are within the discretion of our Board of Directors or the Compensation Committee and, as such, the benefits of such grants are not currently determinable.
No incentive compensation has been awarded under the Plan to date.
The following table shows the amounts that were awarded under the Plan to our Named Executive Officers, all executive officers as a group, all non-executive employees as a group, and all non-employee directors as a group, in each case for the fiscal year ended December 31, 2016:

Name and Position	Number of Time-Based RSUs	Number of Performance-Based RSUs(2)
Fernando R. Assing, President and Chief Executive Officer and Director	93,000	93,000
Christopher L. Boone, Senior Vice President and Chief Financial Officer	31,000	31,000
John T. Gatlin, Senior Vice President and Chief Operating Officer	30,000	30,000
Michael J. Niedermaier, Vice President, Eastern Hemisphere	17,000	7,000
Michael E. Irausquin(1)	17,000	7,000
Thomas B Sloan, Jr., Vice President, Corporate Controller, and Principal Accounting Officer	17,000	7,000
Executive Officer Group	250,000	194,000
Non-Executive Employees Group	367,600	12,000
Non-Employee Director Group	110,400	—

(1)	Mr. Irausquin separated from the Corporation on January 31, 2017 and so is ineligible to participate under the Plan.

(2)	Reported number is based on “target” level performance.

Vote Required and Recommendation of the Board of Directors
The affirmative vote of at least a majority of the shares of Common Stock represented at the Meeting is required to approve the Tesco Corporation 2017 Long-Term Incentive Plan.
THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF, THE TESCO CORPORATION 2017 LONG-TERM INCENTIVE PLAN.

INFORMATION ABOUT VOTING AND THE MEETING

Shares Outstanding and Vote Required
Shareholders owning TESCO common stock at the close of business on March 22, 2017 (the "Record Date") may vote at the Meeting and any postponements or adjournments of the Meeting. On that date, there were 46,721,520 Common Shares issued and outstanding, each carrying the right to one vote per share.

Vote Required
All of the Proposals must be approved by the affirmative vote of a majority of votes cast by the holders of Common Shares at the Meeting. There will be no cumulative voting in the election of directors.  Proposals Three and Four are non-binding advisory votes.

Quorum
 A quorum will be present if at least two persons are present, in person or by proxy, at the Meeting, together holding or representing 33 1/3% of the outstanding shares of the Corporation entitled to vote at the Meeting. If you have returned an instrument of proxy or if you hold your Common Shares in your own name as a holder of record and attend the Meeting in person, your Common Shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Meeting may be adjourned by the vote of a majority of the Common Shares represented at the Meeting until a quorum has been obtained.

List of Registered Shareholders
As of the Record Date, the Corporation has prepared,a list of registered shareholders entitled to receive notice of the Meeting and the number of Common Shares held by each such shareholder. A shareholder named in the list is entitled to vote the Common Shares shown opposite their name at the Meeting except to the extent that such shareholder has transferred the ownership of their Common Shares after the Record Date and the transferee of those Common Shares establishes that they own the Common Shares and demands, not later than ten (10) days before the Meeting, that their name be substituted for that of the transferor of such Common Shares (with respect only to the Common Shares transferred), in which case the transferee is entitled to vote the Common Shares so transferred at the Meeting instead of the transferor. The register of transfers will not be closed.

For a period commencing ten (10) days after the Record Date, a complete list of shareholders entitled to vote at the Meeting will be available for inspection during ordinary business hours at TESCO’s headquarters at 11330 Clay Road, Suite 350, Houston,

Texas, 77041 United States of America, and at our offices at 5616 - 80th Avenue SE, Calgary, Alberta, T2C 4N5, Canada, by shareholders of record for proper purposes, or at the Meeting.

VOTING

How to Vote. Shareholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card.

•	Internet. Access the Internet voting site at www.proxyvote.com. Follow the on-screen instructions and be sure to have the control number listed on your proxy card, voter instruction form, or notice.

•
Telephone. Dial toll free 1-800-690-6903 from any touch-tone telephone. Follow the voice prompts and be sure to have the control number listed on your proxy card, voter instruction form, or notice available when you call.

•
Mail. Simply mark, sign, date, and return the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 USA. A postage-prepaid envelope has been provided for your convenience if you wish to vote your proxy by mail.

•
Traditional Proxy Card. If you received a notice and wish to vote by traditional proxy card, you can receive a full set of materials at no charge through one of the following methods. Please have available your control number listed on your proxy card, voter instruction form, or notice.

◦	by internet: www..proxyvote.com

◦	by Phone: 1-800-579-7639

◦	by E-mail: sendmaterial@proxyvote.com

▪
If requesting material by email, send a blank email with the company name and control number in the subject line. No other requests, instructions, or other inquiries should be included with your email requesting materials.

Deadline for Voting. In order to be valid, all instruments of proxy must be completed, dated, signed, and received by the Secretary of the Corporation, c/o Vote Processing, 51 Mercedes Way, Edgewood, NY 11711, USA not less than 24 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof. The Corporation may refuse to recognize any instrument of proxy received after that time.

Proxies Submitted but not Voted. Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the common shares will be voted FOR each of the Proposals described in the Notice of Meeting.

Revocation of Proxies. Proxies may be revoked at any time prior to the exercise thereof either: (a) by depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing either (i) at the registered office of the Corporation at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chair of the Meeting on the day of the Meeting or any adjournment thereof, or (b) in any other manner permitted by law.

Voting Procedures and Tabulations. With regard to the election of directors in Proposal One, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect.  With respect to Proposals Two and Three, votes may be cast in favor, against, or abstain. Votes to abstain will be excluded entirely from the vote and will have no effect. Broker non-votes will be treated as set forth below in the section entitled “Effect of Abstentions, Withheld Votes, and Broker Non-Votes.”

Effect of Abstentions, Withheld Votes, and Broker Non-Votes. For each of the proposals on the attached instrument of proxy, you have the option of abstaining or withholding your vote. Intermediaries will return your proxy as a broker “non-vote” if the intermediary does not receive voting instructions from you. If you abstain or withhold votes or your shares are treated as broker non-votes, your shares will still be counted for purposes of establishing a quorum. If you elect to withhold your vote for a given Proposal, your vote will not be counted for or against that Proposal. An abstention or broker non-vote will not be counted as a vote cast and will not affect the outcome of the vote for any given proposal.

Appointment of Proxyholders. The nominees for proxyholder named on the instrument of proxy are officers of the Corporation. Each shareholder has the right to appoint an alternative proxyholder, who need not be a shareholder, to attend and act on the shareholder's behalf at the Meeting instead of the nominees named in the enclosed instrument of proxy. To exercise such right, either the names of the nominees should be crossed out (such deletion to be initialed by the person or officer signing the instrument of proxy) and the name of the shareholder’s appointee should be legibly printed in the blank space provided for that purpose in the enclosed instrument of proxy, or another appropriate form of proxy should be completed. The accompanying instrument of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment thereof but does not confer authority to vote for the election of any person as a director of the Corporation other than for those persons named in this proxy statement. At the time of printing this proxy statement, our Board and management know of no such amendments, variations, or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. If any other business or amendments or variations to the matters identified in the Notice of Meeting properly come before the Meeting then the persons named in the enclosed instrument of proxy will vote on such matters in accordance with their best judgment.

Advice to Beneficial Holders of Common Shares. If your Common Shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered, or “beneficial,” shareholder. If you are a beneficial shareholder, you can vote your Common Shares by proxy through your intermediary or at the Meeting if you appoint yourself as proxy.

Voting through Intermediaries. A beneficial shareholder who does not vote by Internet will usually be given a voting instruction form by their intermediary which must be submitted by the beneficial shareholder in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s own Internet website). Occasionally, a beneficial shareholder may be given a form of proxy that has been signed by the intermediary and which is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareholder. In this case, you can complete the form of proxy and vote by mail or facsimile only, in the same manner as described above. In all cases, beneficial shareholders should carefully follow the instructions provided by the intermediary.

Voting in Person. A beneficial shareholder who receives a form of proxy or a voting instruction form from their intermediary who wishes to attend and vote at the Meeting in person (or have another person attend and vote on their behalf), should strike out the proxyholders named in the form of proxy and insert the beneficial shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions provided by the intermediary. Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareholder or does not have the discretion to vote those shares on one or more of the matters that come before the Meeting will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

Attendance at the Meeting

On the day of the Meeting, each shareholder will be required to present (i) a valid picture identification such as a driver's license or passport, and (ii) proof that you are a holder of TESCO common shares as of the Record Date. You may be denied admission if you do not. Seating will begin at 10:30 a.m and the Meeting will begin at 11:00 a.m.

OTHER INFORMATION

Financial Statements for Fiscal Year 2016

At the annual general meeting of shareholders (the "Meeting"), TESCO's consolidated financial statements for the year ended December 31, 2016 and the report of the auditors thereon will be presented. These consolidated financial statements are included in the 2016 Annual Report which has been mailed concurrently with this proxy statement to all registered shareholders and provided electronically to all other shareholders. No formal action will be taken at the Meeting to approve the financial statements. If any shareholder has questions respecting the December 31, 2016 financial statements, the questions may be brought forward at the Meeting. We filed an Annual Report on Form 10-K with the SEC and SEDAR on March 3, 2017. Shareholders may obtain a copy of our Annual Report, without charge, by writing to our Corporate Secretary at our principal executive offices located at 11330 Clay Road, Suite 350, Houston, Texas, United States 77041.

Indebtedness of Directors and Executive Officers

Under our bylaws, TESCO may not make any personal loan or extension of credit to a director or officer. As of the date hereof, no director, proposed director, or executive officer, or any associate of any such director, proposed director, or executive officer is or has been, at any time since January 1, 2016, indebted to TESCO, nor is or has been, at any time since January 1, 2016, any indebtedness of such persons been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by TESCO or any of its subsidiaries.

Interest of Certain Persons or Companies in Matters to Be Acted On

Except as otherwise disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting. For the purpose of this paragraph “Person” shall include each person: (a) who has been a director, executive officer, or insider of the Corporation since the commencement of TESCO's last completed fiscal year; (b) who is a proposed nominee for election as a director of the Corporation; or (c) who is an associate or affiliate of a person referred to in (a) or (b).

No Incorporation by Reference of Certain Portions of this Proxy Statement

Notwithstanding anything to the contrary set forth in any of our filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate information in this Proxy Statement, neither the Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such filings as provided by SEC regulations. In addition, this Proxy Statement includes certain website addresses intended to provide inactive, textual references only. The information on these websites shall not be deemed part of this proxy statement.

Additional Information

We file annual, quarterly, and special reports, proxy statements, and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549 and with Canadian securities regulatory authorities. You may read and copy any reports, statements, or other information we file at the SEC’s public reference rooms in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov, as well as at www.sedar.com. We make available on or through our website at www.tescocorp.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our Board, our Code and other company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to us at our corporate headquarters.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes equity compensation plan information as of December 31, 2016. 1,257,814 shares of our common stock remained available for future issuance under the Existing Plan. The Existing Plan expires on May 18, 2017, after which time no additional shares of common stock may be issued thereunder.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	885,838	12.33	1,257,814
Equity compensation plans not approved by security holders	—	—	—
Total	885,838	12.33	1,257,814

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of March 22, 2017, by the persons known to us to be the beneficial owners of five percent or more of our Common Shares. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of our voting securities. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Percentages calculated based on Shares Issued and Outstanding at March 22, 2017:  46,721,520.

Name and Address of Shareholder	Number of Shares Beneficially Owned		Percent of Class
FMR LLC 245 Summer Street Boston, MA 02210	6,904,121	(1)	14.8%
Wellington Management Group LLP 2880 Congress Street Boston, MA 02210	6,008,551	(2)	12.9%
Blackrock, Inc. 55 East 52nd Street New York, NY 10022	5,521,293	(3)	11.8%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	5,441,770	(4)	11.6%
The Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	4,070,177	(5)	8.7%
Dos Mil Doscientos Uno, S.L. Ronda Universitat, 31 1-1 08007 Barcelona, Spain	3,060,000	(6)	6.5%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	2,623,914	(7)	5.6%
Balyasny Asset Management LLC 181 W. Madison Street, Suite 3600 Chicago, IL 60602	2,495,043	(8)	5.3%

(1)	As reported on Schedule 13G/A as filed on February 14, 2017 with the Securities and Exchange Commission ("SEC") by FMR LLC.

(2)	As reported on Schedule 13G/A as filed on February 9, 2017 with the SEC by Wellington Management Group LLP.

(3)	As reported on Schedule 13G/A as filed on January 17, 2017 with the SEC by Blackrock Inc.

(4)	As reported on Schedule 13G/A as filed on February 7, 2017 with the SEC by T. Rowe Price Associates Inc.

(5)	As reported on Schedule 13G/A filed on February 10, 2017 with the SEC by The Vanguard Group Inc.

(6)	As reported on Schedule 13G/A as filed on February 9, 2017 with the SEC by Dimensional Fund Advisors LP.

(7)	As reported on Schedule 13G filed on February 1, 2017 with the SEC by Dos Mil Doscientos Uno, S.L.

(8)	As reported on Schedule 13G as filed on February 14, 2017 with the SEC by Balyasny Asset Management LLC.

Section 16(a) Beneficial Ownership Compliance

Under the securities laws of the United States, TESCO’s directors, its executive officers, and any persons holding more than ten percent of a registered class of TESCO’s equity securities are required to report their ownership of TESCO’s Common Shares and other equity securities and any changes in that ownership to the SEC. Based solely upon a review of forms received by us and written representations of the reporting persons, we believe that all filing requirements applicable to TESCO’s officers, directors, and greater than 10% stockholders have been met for the fiscal year ended December 31, 2016 with the exceptions of two delinquent filings which were later remedied: (i) one Form 4 by Mr. Dyment, and (ii) one Form 4 by Mr. Greening.

SECURITY OWNERSHIP BY DIRECTORS AND MANAGEMENT

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of March 22, 2017, by (i) each of our current directors, (ii) each of our current named executive officers, and (iii) all of the aforementioned together with our other executive officers (Messrs. Greening, McNiven, and Mawford) as a group. Under the Board's Minimum Equity Ownership Policy, our directors and certain executive officers are required to own TESCO common stock in order to align their interests with those of other shareholders. Ownership of TESCO stock ties a portion of their net worth to the Corporation's stock price and provides a continuing incentive for them to work toward superior long-term stock performance. The address for all of our directors and officers is c/o Tesco Corporation 11330 Clay Road, Suite 350, Houston, Texas, United States 77041.

Name of Shareholder	Number of Shares Beneficially Owned		Percent of Class(1)
Directors
Michael W. Sutherlin	54,700	(2)	*
Fernando R. Assing	313,734	(3)	*
John P. Dielwart	15,868	(4)	*
Fred J. Dyment	50,299	(5)	*
Gary L. Kott	47,967	(6)	*
R. Vance Milligan, Q.C., ICD.D	65,331	(7)	*
Douglas R. Ramsay	—		*
Rose M. Robeson	4,166		*
Elijio V. Serrano	18,334	(8)	*
Named Executive Officers
Christopher L. Boone	68,337	(9)	*
John T. Gatlin	—		*
Thomas B Sloan, Jr.	19,377	(10)	*
Michael E. Irausquin	28,416	(11)	*
Michael J. Niedermaier	24,397	(12)	*
All directors and executive officers as a group (17 persons)	794,768		1.7%

(1)
Percentages are based on 46,721,520 Common Shares issued and outstanding at March 22, 2017. For purposes of computing the percentage of outstanding Common Shares held by any individual listed in this table, any Common Shares that such person has the right to acquire pursuant to the exercise of a stock option and the settlement of RSUs that are exercisable or will vest within 60 days of March 22, 2017 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The symbol (*) denotes less than one percent (1%).

(2)
Sutherlin. Includes (i) 52,166 Common Shares, and (ii) 2,534 Common Shares issuable upon exercise of stock options and the settlement of RSUs that are exercisable or will vest within 60 days of March 22, 2017.

(3)	Assing. Includes (i) 117,635 Common Shares, and (ii) 196,099 Common Shares issuable upon exercise of stock options .

(4)	Dielwart. Includes (i) 9,868 Common Shares, and (ii) 6,000 Common Shares issuable upon exercise of stock options.

(5)	Dyment. Includes (i) 22,799 Common Shares, and (ii) 27,500 Common Shares issuable upon exercise of stock options.

(6)	Kott. Includes (i) 20,467 Common Shares, and (ii) 27,500 Common Shares issuable upon exercise of stock options.

(7)	Milligan. Includes (i) 37,831 Common Shares, and (ii) 27,500 Common Shares issuable upon exercise of stock options.

(8)	Serrano. Includes (i) 12,334 Common Shares, and (ii) 6,000 Common Shares issuable upon exercise of stock options.

(9)	Boone. Includes (i) 23,704 Common Shares, and (ii) 44,633 Common Shares issuable upon exercise of stock options.

(10)	Sloan. Includes (i) 9,577 Common Shares, and (ii) 9,800 Common Shares issuable upon exercise of stock options .

(11)	Irausquin. Includes (i) 3,416 Common Shares, and (ii) 25,000 Common Shares issuable upon exercise of stock options.

(12)	Niedermaier. Includes (i) 11,197 Common Shares, and (ii) 13,200 Common Shares issuable upon exercise of stock options.

For purposes of this proxy statement a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) “voting power,” which includes the power to vote, or to direct the voting of, any class of our voting securities; and/or “investment power,” which includes the power to dispose, or to direct the disposition of, any class of our voting securities.

Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC and Canadian notice-and-access rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet on the Corporation's website at www.viewproxy.com/tescocorp/2017/. On March 29, 2017, we began mailing to our shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials or annual report unless you request it by following the instructions for requesting such materials contained on the notice.

Proxy Solicitation Costs

Solicitation of proxies is expected to commence on or about March 27, 2017. The Corporation will bear the cost of the solicitation. In addition to solicitation by mail, certain of the directors, officers, and regular employees of the Corporation may, without extra compensation, solicit proxies by telephone, facsimile, electronic, written communication, and personal interview. We also have hired Alliance Advisors to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Alliance Advisors a base fee of $8,500 plus customary costs and expenses for these services. The Corporation will make arrangements with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and the Corporation will reimburse them for postage and clerical expenses.

You should rely only on the information contained in this proxy statement to vote on each of the proposals submitted for shareholder vote. We have not authorized anyone to provide you with information that is different from what is contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated March 27, 2017. You should not assume that the information contained in this proxy statement is accurate as of any later date.

/s/ Christopher L. Boone
By order of the Board of Directors,
Christopher L. Boone
Senior Vice President and Chief Financial Officer
March 27, 2017

EXHIBIT A
TESCO CORPORATION 2017 LONG-TERM INCENTIVE PLAN
ARTICLE I
INTRODUCTION AND DEFINITIONS
1.1        Purpose. The Tesco Corporation 2017 Long-Term Incentive Plan is intended to promote the interests of Tesco Corporation, an Alberta corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.
1.2        Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 51% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” shall mean only a “parent corporation” of the Company or a “subsidiary corporation” of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options, or Stock Appreciation Rights, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.
“Award Agreement” means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.
“Awards” means, collectively, cash awards, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.
“Board” means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term “Board” shall mean the Committee.
“Business Criteria” means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.
“Cash Value” of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.
“Change of Control” means the occurrence of any one of the following events:
(i)        Any Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either (A) the combined voting power of the Company’s then outstanding voting securities (“Outstanding Company Voting Securities”) or (B) the then outstanding shares of Common Stock (“Outstanding Stock”); provided, however, that for purposes of this paragraph (i), any incremental increase in ownership by a Person that already owns fifty percent (50%) or more of, as applicable, the Outstanding Company Voting Securities or Outstanding Stock, shall not constitute a Change of Control;
(ii)    The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended (such individuals, the “Incumbent Board”);
(iii)    There is consummated a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction (a “Business Combination”), unless immediately following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than fifty percent (50%) of, as applicable, the then outstanding shares of common stock or common equity interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity except to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;
(iv)    Any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition) assets of the Company having a total gross fair market value (within the meaning of Treas. Reg. §1.409A-3(i)(5)(vii)) equal to or more than fifty percent (50%) of the total gross fair market value (within the meaning of Treas. Reg. §1.409A-3(i)(5)(vii)) of all of the assets of the Company immediately before such acquisition or acquisitions; provided, however, that there is no Change of Control under this paragraph (iv) if such assets are acquired by: (A) a stockholder of the Company (immediately before the asset acquisition) in exchange for or with respect to its stock; (B) a Person that owns, directly or indirectly, fifty percent (50%) or more of the Outstanding Stock or Outstanding Company Voting Securities immediately prior to such acquisition; or (C) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in the immediately preceding clause (B);
(v)    Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code with respect to an Award, a Change of Control shall be deemed to have occurred for purposes of the payment or settlement of such Award only if a “change in the ownership of the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code shall also be deemed to have occurred.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.
“Committee” means the Compensation Committee of the Board; provided, however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the “Committee”) of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).
“Common Stock” means the common stock, par value $.01 per share, of the Company.
“Company” means Tesco Corporation, an Alberta corporation, or any successor thereto which assumes and continues the Plan.
“Covered Employee” means the Chief Executive Officer of the Company and any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

“Disability” means the condition of being unable to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his or her guardian) and the Company, provided that if the Employee or Non-Employee Director (or his or her guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his or her guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Disability” included and met the requirements of a “disability” within the meaning of Treas. Reg. §1.409A-3 (i)(4), then the term “Disability” shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company’s accident and health plan; and (ii) with respect to an Incentive Stock Option, “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.
“Disabled” means being in a condition or state that constitutes Disability.
“Disqualifying Disposition” means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a “disqualifying disposition” within the meaning of Section 422 of the Code.
“Effective Date” means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is January 20, 2017.
“Employee” means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.
“Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means (a) with respect an Option, the purchase price of shares (or, of each share, as the context requires) of Common Stock under such Option, as specified in the Award Agreement, and (b) with respect to a Stock Appreciation Right, the value assigned to the Stock Appreciation Right under the Award Agreement and used in the determination of the Spread for such Stock Appreciation Right. The Exercise Price under an Option or Stock Appreciation Right shall be not less than the FMV Per Share on the date of grant (or not less than 110 percent of such FMV Per Share, if so required under Section 3.4).
“Fair Market Value” and “FMV Per Share” mean, with respect to shares of Common Stock, the average of the closing prices of the Common Stock on all national securities exchanges on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchanges on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchanges. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.
“Forfeit” (and variations thereof, whether or not capitalized) means to lose a Participant’s rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and “forfeiture” means the loss of the rights that are so forfeited.

“Full-Value Award” means an Award other than in the form of an Option or Stock Appreciation Right, and which is delivered or settled by the issuance of shares of Common Stock.
“Incentive Stock Option” means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

“Market Value Per Share” means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. “Market Value Per Share” shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.
“Non-Employee Director” means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.
“Non-Qualified Option” means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.
“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.
“Option Expiration Date” means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.
“Optionee” means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.
“Other Stock or Performance-Based Award” means an Award granted pursuant to ARTICLE VIII that provides a Participant the right to receive shares of Common Stock, or a right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.
“Participant” means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.
“Pay”, “paid”, “payment”, “payable”, and variations thereof, and “settle”, “settled”, “settlement” and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.
“Performance-Based Compensation” means “performance-based compensation” within the meaning of Section 162(m) of the Code.
“Performance Criteria” means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a “substantial risk of forfeiture” within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:
(i)        the future performance of substantial services by the Participant to the Company or its Affiliates, and/or
(ii)        the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder, the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

“Performance Goal(s)” means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.
“Performance Period” means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Affiliate, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) an underwriter temporarily holding securities of the Company pursuant to an offering of such securities, or (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Outstanding Stock of the Company.
“Phantom Stock” means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.
“Phantom Stock Award” means an Award of Phantom Stock, granted pursuant to ARTICLE V.
“Plan” means the Tesco Corporation 2017 Long-Term Incentive Plan.
“Prior Plan” has the meaning set forth in Section 12.15.
“Restricted Period” means the period during which an Award is subject to forfeiture and/or is not exercisable.
“Restricted Stock” means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.
“Restricted Stock Unit” means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting, the value of the number of notional shares vested in shares of Common Stock, cash or a combination of both.
“Restricted Stock Unit Award” means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.
“SAR Expiration Date” means the date determined by the Committee and set forth in the Award Agreement relating to a Stock Appreciation Right as the latest date on which that Stock Appreciation Right may be exercised under any circumstance, which shall not be more than ten (10) years after the date of grant of the Stock Appreciation Right.
“Service Provider” means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
“Securities Act” means the Securities Act of 1933, as amended.
“Spread” means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Exercise Price of the Stock Appreciation Right.
“Stock Appreciation Rights” means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon exercise an amount equal to the Spread.
“Taxable year” unless otherwise indicated, means the taxable year of the Company.
“Termination” (whether or not capitalized) means the end of the Participant’s Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term “termination” included and met the requirements of a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), then the term “termination” herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a “termination” as defined in the preceding sentence and a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, “termination” shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

“Vest,” “vesting” and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant’s risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.
1.3    Shares Subject to the Plan.
(a)        Authorized Shares. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 1.3(f), the total number of shares of Common Stock reserved and available for issuance in connection with Awards under the Plan shall not exceed 3,000,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 2,000,000 shares. The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash.
(b)     Share Counting. No Award may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available under this Plan, minus the number of shares of Common Stock issuable in settlement of or relating to then-outstanding Awards. For purposes of the immediately preceding sentence, (i) Awards of Options and Stock Appreciation Rights shall count against the number of shares remaining available for issuance pursuant to Awards granted under the Plan as one (1) share of Common Stock for each share of Common Stock subject to such Awards, and (ii) Full Value Awards shall count against the number of shares of Common Stock remaining available for issuance pursuant to Awards granted under the Plan as one and seventy-threeone-hundredths (1.73) shares of Common Stock for each share of Common Stock covered by such Awards.
(c)    Availability of Shares Not Issued Under Awards. Shares of Common Stock subject to an Award under this Plan that expires or is canceled, forfeited, exchanged, settled in cash, or otherwise terminated shall be added back to the Plan’s share reserve. With respect to any Options and Stock Appreciation Rights that expire or are canceled, forfeited, exchanged, settled in cash, or otherwise terminated, the Plan’s share reserve shall be credited with one (1) share of Common Stock for each share of Common Stock subject to such Awards. With respect to any Full-Value Awards that expire or are canceled, forfeited, exchanged, settled in cash, or otherwise terminated, the Plan’s share reserve shall be credited with one and seventy-three one-hundredths (1.73) shares of Common Stock for each share of Common Stock subject to such Awards. Notwithstanding the foregoing, shares of Common Stock subject to an Award under this Plan may not again be made available for issuance under the Plan if such shares of Common Stock are: (i) shares of Common Stock delivered to or withheld by the Company to pay the exercise price of an Option; (ii) shares of Common Stock delivered to or withheld by the Company to pay the withholding taxes related to an Award; or (iii) shares of Common Stock repurchased by the Company on the open market with the proceeds of an Award paid to the Company by or on behalf of a Participant. For the avoidance of doubt, when Stock Appreciation Rights are exercised and settled in shares of Common Stock, the full number of shares of Common Stock exercised shall no longer be available for issuance under the Plan.
(d)        Certain Limitations on Awards to Employees and Service Providers. The maximum number of shares of Common Stock subject to Options or Stock Appreciation Rights awarded to any one Employee or Service Provider pursuant to this Plan in any calendar year shall not exceed 2,000,000 shares. The maximum number of shares of Common Stock which may be subject to Full-Value Awards made to any one Employee or Service Provider pursuant to this Plan in any calendar year shall be 1,500,000 shares. The maximum amount of compensation which may be paid to any Employee or Service Provider in any calendar year pursuant to Awards that shall be settled in cash shall not exceed $7,500,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(f).
(e)        Certain Limitations on Awards to Non-Employee Directors. The maximum number of shares of Common Stock subject to Options or Stock Appreciation Rights awarded to any one Non-Employee Director pursuant to this Plan in any calendar year shall not exceed 400,000 shares. The maximum number of shares of Common Stock which may be subject to Full-Value Awards made to any one Non-Employee Director pursuant to this Plan in any calendar year shall be 300,000 shares. The maximum amount of compensation which may be paid to any Non-Employee Director in any calendar year pursuant to Awards that shall be settled in cash shall not exceed $500,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(f).

(f)        Share Adjustments. Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be appropriately adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (i) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (ii) the number of shares of Common Stock subject to each and all outstanding Awards, (ii) the Exercise Price or other similar value with respect to an Award, (iv) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (v) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (x) without change in the total Exercise Price applicable to the Option or Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (y) with any necessary corresponding adjustment in Exercise Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.
1.4        Prohibition of Repricing of Options and Stock Appreciation Rights Without Stockholder Approval. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities, or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities, or similar transaction(s)), in no event shall the Exercise Price of an Option or Stock Appreciation Right be reduced following the grant of the Option or Stock Appreciation Right, nor shall an Option or Stock Appreciation Right be cancelled in exchange for a replacement Option or Stock Appreciation Right with a lower Exercise Price or in exchange for another type of Award or cash payment without stockholder approval. Notwithstanding the foregoing, appropriate adjustments may be made to outstanding Options and Stock Appreciation Rights pursuant to Section 1.3(f) and may be made to make changes to achieve compliance with applicable law, including Section 409A of the Code.
1.5        Administration of the Plan. The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)  to interpret the Plan and all Awards under the Plan;

(b)  to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;
(c)  to make all other determinations necessary or advisable for the administration of the Plan;
(d)  to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;
(e)  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;
(f)  to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;
(g)  to determine the Fair Market Value of shares of Common Stock or other property;
(h)  to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any

Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to an Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(i)  to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;
(j)  to approve one or more forms of Award Agreement;
(k)  to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(l)  to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant’s termination; and
(m) to the extent permitted by applicable law, and at all times in compliance therewith, to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.
Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be finally adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in the performance of his/her duties.

1.6        Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may in good faith deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself/herself and shall affirmatively and formally recuse from any such actions (or discussions) at the earliest possible moment. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.
1.7    Term of Plan. The Plan shall become effective on the Effective Date. No Award shall be granted under the Plan prior to the date on which the Plan is approved by the stockholders of the Company, unless its grant, vesting and settlement are expressly conditioned upon the approval of the Plan by the stockholders of the Company within twelve (12) months of the date the Plan was adopted by the Board. If the Plan is not approved by the stockholders of the Company within twelve (12) months of the date the Plan was adopted by the Board, all Awards, if any, granted under the Plan shall be automatically cancelled without any action required by the Company, the Board or the Committee and without any payment or consideration. If the Plan is timely approved by the stockholders of the Company and becomes effective, neither Awards properly granted under the Plan nor the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall terminate by reason of the expiration of the term of the Plan. If not sooner terminated under the provisions of Section 1.8, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.8    Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company’s stock may be listed.
ARTICLE II
NON-QUALIFIED OPTIONS
2.1        Eligibility. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.
2.2        Exercise Price. The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.
2.3        Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

2.4        Terms and Conditions of Non-Qualified Options.
(a)  Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.
(b)  Exercise. Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, or (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company’s withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above. If the Committee so requires, Optionee shall also deliver written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.
(c)  Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.
2.5        Vesting of Common Stock Acquired on Exercise. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

ARTICLE III
INCENTIVE STOCK OPTIONS

The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.
3.1     Eligibility. Incentive Stock Options may only be granted to Employees.
3.2       Exercise Price. Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.
3.3        Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (plus the fair market value of shares determined as of the respective date or dates of grant) of all options under any other option plan of the Company or any Affiliate that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.
3.4        10% Stockholder. If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.
3.5        Incentive Stock Options Not Transferable. No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his or her guardian).
3.6        Compliance with Section 422 of the Code. All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.
3.7        Limitations on Exercise. No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.
3.8        Notification of Disqualifying Disposition. Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.
ARTICLE IV
STOCK APPRECIATION RIGHTS
4.1      Eligibility. The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.
4.2        Exercise Price. Each Stock Appreciation Right granted hereunder shall have an Exercise Price not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.
4.3        Terms. Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on the applicable Performance Criteria) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award. No Stock Appreciation Right shall be exercisable prior to vesting, after forfeiture or later than the SAR Expiration Date.

4.4        Payment of Stock Appreciation Rights. Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.
ARTICLE V
PHANTOM STOCK
5.1        Eligibility and Awards. The Committee is authorized to grant Phantom Stock Awards to Employees, Service Providers and Non-Employee Directors, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V.
5.2        Terms. Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.
5.3        Lapse of Restrictions/Payment. Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by such date.
5.4        Performance Goals. If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI
RESTRICTED STOCK
6.1      Eligibility. All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.
6.2        Terms. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.
6.3        Restrictions, Restricted Period and Vesting.
(a) Restrictions. The Restricted Stock may be subject to such Performance Criteria (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any transfer attempted of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.
(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however, the Participant shall not have the right to receive dividends with respect to such Restricted Stock until the Restricted Stock vests, at which time the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:
“The shares represented by this certificate have been issued pursuant to the terms of the Tesco Corporation 2017 Long-Term Incentive Plan, and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                     , 20    .”

In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law.”
6.4        Delivery of Shares of Common. Stock. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.
6.5        Performance Goals. If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.
ARTICLE VII
RESTRICTED STOCK UNITS
7.1        Eligibility and Awards. The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors (“Restricted Stock Unit Awards”), subject to the terms and conditions of this ARTICLE VII.
7.2        Terms. Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.
7.3        Payment/Settlement of Restricted Stock Units. Subject to the withholding and other requirements of ARTICLE IX and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant an amount, in shares of Common Stock, cash or a combination of both, an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by this date.
7.4        Performance Goals. If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VIII
OTHER STOCK OR PERFORMANCE-BASED AWARDS

The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors “Other Stock or Performance-Based Awards,” which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria (if any) which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, to the extent any Other Stock or Performance-Based Awards are subject to vesting, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE IX
PERFORMANCE-BASED COMPENSATION
9.1        Awards of Performance-Based Compensation. Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.
9.2        Performance Goals.
(a) General. Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals shall be established, Award shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is “substantially uncertain” (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for “performance-based compensation” under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has otherwise vested under the applicable Performance Goal) for a Participant’s negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.
(b) Business Criteria. The Business Criteria are as follows and includes each of the following as well on an “adjusted basis” as determined by the Committee:

i.	stock price;
ii.	earnings per share;
iii.	increase in revenues;
iv.	increase in cash flow;
v.	cash flow per share;
vi.	increase in cash flow return;
vii.	return on net assets;
viii.	return on assets;
ix.	increase in assets;
x.	return on investment;
xi.	return on capital employed;
xii.	increase in working capital;
xiii.	return on equity;
xiv.	economic value added;
xv.	gross margin;
xvi.	net income;
xvii.	pretax earnings;
xviii.	pretax earnings before interest;
xix.	pretax earnings before interest, depreciation and amortization;
xx.	pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;
xxi.	operating income;
xxii.	total stockholder return;
xxiii.	debt reduction;
xxiv.	successful completion of an acquisition, initial public offering, private placement of equity or debt;
xxv.	reduction of expenses.
xxvi.	cost reduction;
xxvii.	inventory turns;
xxviii.	days sales outstanding;
xxvix.	total recordable incident rates;
xxx.	service quality;
xxxi.	Cash conversion cycle;
xxxii.	Total receivables; and
xxxiii.	collection of accounts receivable.
A Performance Goal applicable to an Award may provide for a targeted level or levels of achievement measured on a GAAP or non-GAAP basis, as determined by the Committee. A Performance Goal also may (but is not required to) be based solely by reference to the performance of the individual, the Company as a whole or any subsidiary, division, business segment or business unit of the Company, or any combination thereof or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to a peer group of other companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals applicable to an Award. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the applicable performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the applicable performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to changes in tax laws; (xv) items relating to asset impairment charges; (xvi) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xvii) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.
(c) Written Determinations. All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.
(d) Status of Awards under Section 162(m) of the Code. It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.
ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS
10.1.    General. Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(f) shall not be considered as adversely affecting a person’s rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Alberta Business Corporations Act, no consideration other than services may be required for the grant of any Award.
10.2    Stand-Alone, Additional and Tandem Awards. Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, or in tandem with, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional or tandem Awards may be granted at any time. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.
10.3    Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock, Restricted Stock Unit or Other Stock or Performance-Based Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

10.4    Securities Requirements. No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met and the Company may require the Participant to take any reasonable action to meet such requirements. Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

10.5.    Transferability.
(a)  Non-Transferable Awards. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section shall be void and ineffective for all purposes.
(b)  Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his or her guardian (if the Participant becomes Disabled), or in the event of his or her death, his or her legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.
10.6    No Rights as a Stockholder. Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b) or Section 10.15, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.
10.7    Listing and Registration of Shares of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.
10.8    Termination.
(a)  Termination for any reason. Except as otherwise provided in Section 10.8(b), upon the termination of Participant , any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.
(b)  Continuation. The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant’s termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(b) shall not apply to any Award intended to qualify as Performance-Based Compensation.
10.9    Change of Control.
(a) Change of Control. Unless otherwise provided in the Award Agreement, in the event of a Change of Control, any outstanding Awards shall be subject to the following rules:
(i) Options and Stock Appreciation Rights. All Options and Stock Appreciation Rights shall be fully vested and exercisable and the Committee shall either (1) give a Participant a reasonable opportunity to exercise the Option or Stock Appreciation Right before the transaction resulting in the Change of Control, or (2) pay the Participant the difference between the exercise price for the Option and Stock Appreciation Right and the consideration provided to other similarly situated shareholders in such Change of Control. In either case, such Option and Stock Appreciation Right shall be cancelled immediately following the Change of Control. The Committee shall not be obligated to treat all Options and Stock Appreciation Rights subject to this Section 10.9 in the same manner.
(ii) Lapse of Restricted Stock and Unit Restrictions that are not Performance-Based. Any restrictions imposed on Restricted Stock or Restricted Stock Units that are not subject to Performance Criteria shall lapse. Restricted Stock Units shall be paid in cash or stock as provided in the Award document. If Restricted Stock Units are exempt from the requirements of Section 409A of the Code, the Restricted Stock Units shall be paid within thirty (30) days following the Change of Control. If Restricted Stock Units are subject to the requirements of Section 409A of the Code, then the time of payment will depend on whether the Change of Control is a distribution event under Treas. Reg. §1.409A-3(a)(5) (a “409A Change of Control”). If the Change of Control is a 409A Change of Control, then the Restricted Stock Units subject to the requirements of Section 409A of the Code shall be paid within the thirty (30) day period following the six (6) month anniversary of the Change of Control. If the Change of Control is not a 409A Change of Control, Restricted Stock Units subject to the requirements of Section 409A of the Code shall be paid as of the earlier of the time specified in the Award Agreement or one day after the six (6) month anniversary of the date the Participant has a Separation from Service following such Change of Control.
(iii) Vesting, Payment, and Achievement of Awards Subject to Performance Criteria. Awards subject to Performance Criteria shall vest at target.
(b) Right to Cash-Out. The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.
10.10    Payment or Settlement of Awards. Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

10.11    Lock-Up Agreement. In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.
10.12    Stockholder Agreements/Investment Representations. As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.
10.13    Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

10.14    Minimum Vesting Requirement. No Award shall vest earlier than the date that is one (1) year following the date the Award is made; provided, however, that, notwithstanding the foregoing, (a) the Committee may waive or provide for the lapse of such vesting restrictions upon the Participant’s death, Disability or upon a Change of Control, and (b) Awards that result in the issuance of an aggregate of up to five percent (5%) of the Common Stock that may be authorized for grant under Section 1.3(a) of the Plan (as such authorized number of shares of Common Stock may be adjusted as provided under the terms of the Plan) may be granted to any one or more Participants without regard to the minimum vesting requirement of this Section 10.14.
10.15    Dividend and Dividend Equivalents. The Committee may provide that any Award (other than Options and Stock Appreciation Rights) that relates to shares of Common Stock shall earn dividends or dividend equivalents; provided, however, that the Committee shall not provide for the current payment of dividends or dividend equivalents with respect to any shares of Common Stock subject to an outstanding Award (or portion thereof) that has not vested. For any such Award, the Committee may provide only for the accrual of dividends or dividend equivalents that will not be payable to the Participant unless and until, and only to the extent that, the Award vests. Dividend or dividend equivalent rights shall be as specified in the Award Agreement or pursuant to a resolution adopted by the Committee with respect to outstanding Awards. No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.
ARTICLE XI
WITHHOLDING FOR TAXES
Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the Participant to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the maximum statutory withholding rate, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

ARTICLE XII
MISCELLANEOUS
12.1      No Rights to Awards or Uniformity Among Awards. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.
12.2      Conflicts with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.
12.3      Rights as Employee, Service Provider or Director. No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant’s Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
12.4      Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Texas, without regard to any principles of conflicts of law.
12.5      Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.
12.6      Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
12.7      Other Laws. The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.
12.8      Unfunded Obligations. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant’s creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of ERISA.
12.9    No Guarantee of Tax Consequences. Notwithstanding any provision herein to the contrary in terms of intent or effect, (i) the Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan; and (ii) neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.
12.10    Stockholder Agreements. The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders’ agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.
12.11    Specified Employee under Section 409A of the Code. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation from service” (as defined under Section 409A of the Code), such payment shall not occur until the date that is six (6) months plus one (1) day from the date of such “separation from service.”
12.12    No Additional Deferral Features. No Award shall contain or reflect, include or be subject to, or be amended or affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plan or arrangements of deferred compensation) so as to contain, reflect, include or be subject to, a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code.
12.13    Compliance with Section 409A of the Code. Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.
12.14    Claw-back Policy. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

12.15    Effect on Prior Plan. The Plan replaces the Amended and Restated Tesco Corporation 2005 Incentive Plan (the "Prior Plan"). No further awards shall be granted under the Prior Plan following stockholder approval of the Plan. All outstanding awards isseud under the Prior Plan shall remain subject to the terms and conditions of the Prior Plan.

EXHIBIT B

PROXY
TESCO CORPORATION
PROXY FOR ANNUAL GENERAL MEETING OF STOCKHOLDERS TO BE HELD MAY 16, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Christopher L. Boone and Brian Kelly and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual General Meeting of Stockholders (the “Annual General Meeting”) of Tesco Corporation (the “Corporation”) in such manner as they, or either of them, may determine on any matters which may properly come before the Annual General Meeting or any adjournments thereof and to vote on the matter set forth on the reverse side as directed by the undersigned. The Annual General Meeting will be held at the The Westin Houston, Memorial City Hotel, 945 Gessner Road, Houston, Texas, 77024, USA , on May 16, 2017 at 11:00 A.M. CDT and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER THE PROPOSAL. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE IT WILL BE VOTED FOR THE PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued, and to be marked, dated and signed, on the other side)

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting of Stockholders to be held May 16, 2017

The Proxy Statement to Stockholders is available at:
http://www.proxyvote.com

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS PLEASE MARK YOUR VOTE IN BLUE
OR BLACK INK AS SHOWN HERE
1. Election of Directors:

	FOR	WITHHOLD		FOR	WITHHOLD
01 - Fernando R. Assing	☐	☐	05 - Rose M. Robeson	☐	☐
02 - John P. Dielwart	☐	☐	06 - Elijio V. Serrano	☐	☐
03 - R. Vance Milligan, Q.C., ICD.D	☐	☐	07 - Michael W. Sutherlin	☐	☐
04 - Douglas Ramsay	☐	☐

2. Appointment of Auditors

Appointment of Ernst & Young LLP, an independent registered public accounting firm, as Auditors of the Corporation to hold office until the next annual general meeting of shareholders, and authorization of the Board of Directors to fix its remuneration.

FOR                      AGAINST                    ABSTAIN

3) Approval of 2016 Named Executive Officer Compensation

Non-Binding advisory vote to approve the 2016 named executive officer compensation.

     FOR                      AGAINST                      ABSTAIN

4) Approval of Frequency of Say-On-Pay Vote

Non-Binding advisory vote to approve the frequency of the shareholder vote on executive compensation.

     FOR  (Every One Year)                   FOR (Every Two Years)        FOR (Every Three Years)         ABSTAIN

5) Approval of Tesco Corporation 2017 Long-Term Incentive Plan

     FOR                    AGAINST        ABSTAIN

I plan on attending the meeting ☐

Please sign exactly as your name(s) appear(s) hereon. Where there is more than one holder, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature of Stockholder         Date

Signature of Stockholder         Date

CONTROL NUMBER
_______________________________

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER
__________________________

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone.

INTERNET Vote Your Proxy on the Internet: Go to: www.proxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
TELEPHONE
Vote Your Proxy by Phone:

Call 1 (800) 579-7639

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

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